UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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Filed by a Party other than the Registrant	☐

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VRINGO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VRINGO, INC.
780 Third Avenue, 12th Floor
New York, New York 10017

September 25, 2015

To Our Stockholders:

You are cordially invited to attend the 2015 annual meeting of stockholders of Vringo, Inc. to be held at 11:00 a.m., Eastern time, on Monday, November 16, 2015, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., the Chrysler Center, 666 Third Avenue, New York, New York 10017.

Details regarding the meeting, the business to be conducted at the meeting, and information about Vringo, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, six (6) persons will be elected to our Board of Directors. In addition, we will ask stockholders to consider the following proposals:

(i)	To approve an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our issued and outstanding shares common stock, at a ratio within the range of one-for-two to one-for-ten, such ratio to be determined by our Board of Directors;
(ii)	To authorize, for purposes of complying with NASDAQ Listing Rule 5635(d), the issuance of shares of our common stock underlying convertible notes and warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated May 4, 2015, by and among Vringo, Inc. and the investors named therein, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such convertible notes and warrants;
(iii)	To approve an amendment to our amended and restated certificate of incorporation to increase the number of our authorized shares of common stock by 100,000,000, from 150,000,000 to 250,000,000 shares;
(iv)	To approve a proposed amendment to Vringo, Inc. 2012 Employee, Director and Consultant Equity Incentive Plan, or the Plan, to increase the number of shares of common stock reserved for issuance under the Plan to up to a maximum of 21,000,000 shares (on a pre-split basis);
(v)	To ratify the selection of CohnReznik LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;
(vi)	To approve, by an advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement, and
(vii)	To approve an adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals referred to in clauses (i) through (iv).

The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about October 1, 2015, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2015 annual meeting of stockholders and our 2014 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Vringo, Inc. We look forward to seeing you at the annual meeting.

Sincerely,

Andrew D. Perlman
Chief Executive Officer
Vringo, Inc.

VRINGO, INC.
780 Third Avenue, 12th Floor
New York, New York 10017

September 25, 2015

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

TIME:  11.00 a.m., local time

DATE:  November 16, 2015

PLACE:  Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, the Chrysler Center, 666 Third Avenue, New York, NY 10017

PURPOSES:

1.	To elect six (6) directors, each to serve a one-year term expiring in 2016 or until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal;
2.	To approve a proposed amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our issued and outstanding shares common stock, at a ratio within the range of one-for-two to one-for-ten, such ratio to be determined by our Board of Directors;
3.	To authorize, for purposes of complying with NASDAQ Listing Rule 5635(d), the issuance of shares of our common stock underlying convertible notes and warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated May 4, 2015, by and among Vringo, Inc. and the investors named therein, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such convertible notes and warrants;
4.	To approve a proposed amendment to our amended and restated certificate of incorporation to increase the number of our authorized shares of common stock by 100,000,000, from 150,000,000 to 250,000,000 shares;
5.	To approve a proposed amendment to Vringo, Inc. 2012 Employee, Director and Consultant Equity Incentive Plan, or the Plan, to increase the number of shares of common stock reserved for issuance under the Plan to up to a maximum of 21,000,000 shares (on a pre-split basis);
6.	To ratify the selection of CohnReznik LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;
7.	To approve, by an advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement;
8.	To approve an adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals referred to in clauses (2) through (5); and
9.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of our common stock at the close of business on September 25, 2015. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 780 Third Avenue, 12th Floor, New York, New York 10017.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Sincerely,

Andrew D. Perlman
Chief Executive Officer
September 25, 2015

Appendix

Appendix A —	Form of Certificate of Amendment to Amended and Restated Certificate of Incorporation to Effect Reverse Stock Split
Appendix B —	Form of Certificate of Amendment to Amended and Restated Certificate of Incorporation to Effect an Increase in Authorized Shares
Appendix C —	Vringo, Inc. 2012 Employee, Director and Consultant Equity Incentive Plan, as amended
Appendix D —	Form of Proxy Card

i

VRINGO, INC.
780 Third Avenue, 12th Floor
New York, New York 10017

PROXY STATEMENT FOR THE VRINGO, INC.
2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 16, 2015

This proxy statement, along with the accompanying notice of 2015 annual meeting of stockholders, contains information about the 2015 annual meeting of stockholders of Vringo, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 11:00 a.m., Eastern time, on Monday, November 16, 2015, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., the Chrysler Center, 666 Third Avenue, New York, New York 10017.

In this proxy statement, we refer to Vringo, Inc. as “Vringo,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

On or about October 1, 2015, we began sending the Important Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 16, 2015

This proxy statement and our 2014 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 12-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, as amended, which includes our financial statements for the fiscal year ended December 31, 2014, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.vringoip.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Vringo, Inc., 780 Third Avenue, 12th Floor, New York, New York 10017, Attention: Clifford Weinstein, Executive Vice President. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Vringo, Inc. is soliciting your proxy to vote at the 2015 annual meeting of stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., the Chrysler Center, 666 Third Avenue, New York, New York 10017 on Monday, November 16, 2015, at 11:00 a.m., Eastern time, and any adjournments or postponements of the meeting, which we refer to as the annual meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 because you owned shares of our common stock on the record date. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, the proxy materials to stockholders on or about October 1, 2015.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Why is the Company seeking approval for the reverse stock split?

On December 18, 2014, we received a notification letter from NASDAQ informing us that for the last 30 consecutive business days, the bid price of our securities had closed below $1.00 per share as required by NASDAQ Listing Rule 5550(a)(2). This notice has no immediate effect on our NASDAQ listing and we had 180 calendar days, or until June 16, 2015, to regain compliance. We did not regain compliance during such period since the closing bid price of our securities was not at least $1.00 per share for a minimum of ten consecutive business days. On June 17, 2015, we received a letter from NASDAQ notifying us that we had been granted an additional 180-day period, or until December 14, 2015, to regain compliance with the minimum $1.00 bid price per share requirement for continued listing on The NASDAQ Capital Market, as set forth in NASDAQ Listing Rule 5810(c)(3)(A)(ii). To cure the deficiency during this extended period by implementing the reverse stock split of our common stock for which we are seeking stockholder approval in Proposal 2 of this proxy statement. On September 23, 2015, the closing price of our common stock as reported on NASDAQ was $0.59 per share.

The Board of Directors has approved the reverse stock split as a means of increasing the share price of our common stock. Our Board of Directors believes that maintaining our listing on The NASDAQ Capital Market may provide a broader market for our common stock and facilitate the use of our common stock in financing and other transactions. We expect the reverse stock split to facilitate the continuation of such listing. We cannot assure you, however, that the reverse stock split will result in an increase in the per share price of our common stock, or if it does, how long the increase would be sustained, if at all. Although the reverse stock split is designed to raise the stock price, there is no guarantee that the share price will rise proportionately to the reverse stock split, so the end result could be a loss of value.

For more information, see “Proposal 2: Reverse Stock Split” contained elsewhere in this proxy statement.

Why is the Company seeking approval for the increase in authorized shares?

On May 4, 2015, we entered into the Securities Purchase Agreement. Pursuant to the terms of the transaction, we agreed we will solicit the stockholders vote for an increase in the number of shares of common stock that we are authorized to issue to 250,000,000. In the event we implement the reverse stock split and determine the increase in the authorized shares is not in the best interest of our stockholders, we reserve the right not to adopt the increase in the authorized shares.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on September 25, 2015 are entitled to vote at the annual meeting. On this record date, there were 110,627,065 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, LLC, or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet or telephone.
•	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board of Directors’ recommendations as noted below.
•	In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on November 15, 2015.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;
•	“FOR” the amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our common stock, par value $0.01 per share, at a ratio in the range of one-for-two to one-for-ten;
•	“FOR” the approval, for purposes of complying with NASDAQ Listing Rule 5635(d), the issuance of shares of our common stock underlying convertible notes and warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated May 4, 2015, by and among Vringo, Inc. and the investors named therein, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such convertible notes and warrants;
•	“FOR” the amendment to our amended and restated certificate of incorporation to increase the number of shares of our authorized shares of common stock by 100,000,000 from 150,000,000 to 250,000,000 shares;
•	“FOR” the amendment to the Vringo, Inc. 2012 Employee, Director and Consultant Equity Incentive Plan, or the Plan, to increase the number of shares of common stock reserved for issuance under the Plan to up to a maximum of 21,000,000 shares (on a pre-split basis);
•	“FOR” the ratification of the selection of CohnReznik LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015;
•	“FOR” the compensation of our named executive officers, as disclosed in this proxy statement; and
•	“FOR” adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals referred to in bullet points (ii) through (v).

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	by re-voting by Internet or by telephone as instructed above;
•	by notifying our Secretary in writing before the annual meeting that you have revoked your proxy; or
•	by attending the annual meeting in person and voting in person. Attending the annual meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the reverse stock split (Proposal 2 of this proxy statement), the increase to the number of our authorized shares (Proposal 4 of this proxy statement) and ratification of the appointment of our independent registered public accounting firm (Proposal 6 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1 of this proxy statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares to be voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf in the election of directors as it deemed appropriate. In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on any matters related to issuance of securities related to the financing transaction, increase of authorized shares, equity plan and executive compensation. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors (Proposal 1) or on matters related to the issuance of securities related to the financing transaction (Proposal 3), equity plan (Proposal 5) and executive compensation (Proposal 7), no votes will be cast on these proposals on your behalf. We believe that Proposal 2 (reverse stock split), Proposal 4 (increase of authorized shares) and Proposal 6 (ratification of selection of independent registered public accounting firm) are considered routine matters and, thus, we do not expect to receive any broker non-votes on these proposals.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 2: Reverse Stock Split	The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve the amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our common stock. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal 3: Issuance of Securities in the Financing	The affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve, in accordance with NASDAQ Listing Rule 5635(d), the issuance, under the terms of that certain Securities Purchase Agreement dated May 4, 2015, by and among Vringo, Inc. and the investors thereto, and related documents, of shares of our common stock underlying convertible notes and warrants issued by us in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such convertible notes and warrants. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 4: Increase the Number of Authorized Shares	The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve the amendment to our amended and restated certificate of incorporation to increase the number of our authorized shares of common stock. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
Proposal 5: Approve Amendment to Increase the Shares Available under our Plan	The affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve the amendment to the Plan. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 6: Ratify Selection of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve to ratify the selection of our independent registered public accounting firm. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of CohnReznik LLP as our independent registered public accounting firm for 2015, our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 7: Approve an Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, American Stock Transfer & Trust Company, LLC, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged The Proxy Advisory Group, LLC®, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $25,000 in the aggregate.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The annual meeting will be held at 11:00 a.m., Eastern time, on Monday, November 16, 2015 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., the Chrysler Center, 666 Third Avenue, New York, New York 10017. When you arrive at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family.

This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Clifford Weinstein, Executive Vice President, via email at cweinstein@vringoinc.com or by calling 1-646-532-6777.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another of our stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

•	If your shares are registered in your own name, please contact American Stock Transfer & Trust Company, LLC. and inform them of your request by calling them at 718-921-8200.
•	If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by:

•	following the instructions provided on your Notice or proxy card;
•	following the instructions provided when you vote over the Internet; or
•	going to www.proxyvote.com and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 25, 2015 for (a) the executive officers named in the Summary Compensation Table on page 22 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of September 25, 2015 pursuant to the exercise of options or warrants or the vesting of restricted stock units to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 110,627,065 shares of common stock outstanding on September 25, 2015.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Five percent or more beneficial owners:
Iroquois Capital Management L.L.C.(2) 780 Third Avenue, 12th Floor New York, NY 10017	18,676,914	9.99%
Directors and named executive officers:
Andrew Kennedy Lang(3)	7,443,039	6.6%
Andrew D. Perlman(4)	2,774,749	2.5%
Donald E. Stout(5)	1,627,196	*
David L. Cohen, Esq.(6)	860,000	*
John Engelman(7)	814,076	*
H. Van Sinclair(8)	724,163	*
Anastasia Nyrkovskaya(9)	441,000	*
Noel J. Spiegel(10)	330,000	*
Ashley C. Keller(11)	280,500	*
Alexander R. Berger(12)	1,900,369	1.7%
All current directors and officers as a group (8 individuals)(13):	7,851,684	6.7%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of the individuals is c/o Vringo Inc., 780 Third Avenue, 12th Floor, New York, NY 10017.
(2)	Based on a Schedule 13G filed by Iroquois Capital Management L.L.C. (“Iroquois”) on May 12, 2015. As of such date, Iroquois may be deemed to beneficially own (i) $12,500,000 principal amount of Senior Secured Convertible Notes (the “Convertible Notes”) convertible into 12,500,000 shares of our common stock, and (ii) warrants (the “Warrants”) to purchase an aggregate of 2,219,803 shares of our common stock. Of such shares, 10,000,000 shares of common stock are issuable upon Convertible Notes held by Iroquois Master Fund Ltd. (the “Fund”), and 2,500,000 shares of common stock are issuable upon Convertible Notes held by Iroquois Capital Investment Group LLC (“ICIG”). The Convertible Notes may not be converted, and the Warrants are not exercisable, to the extent that the holder or any of its affiliates would own more than a maximum of 9.99% of the outstanding common stock of the Issuer after such conversion or exercise. Based on our records, as of September 25, 2015, $5,396,302 of Convertible Notes and 5,375,000 shares of common stock issuable upon the warrants that become execrable starting November 5, 2015 were outstanding. In addition, based on our records, the holders held 7,905,612 shares of our common stock. Mr. Abbe and Mr. Silverman are the members of Iroquois who have the authority and responsibility for the investments made on behalf of the Fund and ICIG. As such, Mr. Abbe and Mr. Silverman may be deemed to be the beneficial owner of all shares of common stock held by the Fund and ICIG.
(3)	Includes options to purchase 326,389 shares of our common stock and warrants to purchase 2,052,419 shares of our common stock exercisable within the next 60 days. 2,344,509 shares and 965,039 shares issuable upon exercise of warrants are held by Innovation Spring LLC. Innovation Spring Trust is the sole member and the 100% owner of Innovation Spring LLC. Andrew C. Lang, the father of Mr. Andrew Kennedy Lang, has the sole power to vote or direct the vote over the shares held by Innovation Spring LLC. Mr. Andrew Kennedy Lang does not have power to vote or direct the vote over the 3,309,548 shares held by Innovation Spring LLC.
(4)	Includes options to purchase 2,356,084 shares of our common stock and warrants to purchase 40,000 shares of our common stock exercisable within the next 60 days.
(5)	Includes options to purchase 441,178 shares of our common stock and warrants to purchase 302,203 shares of our common stock exercisable within the next 60 days. 733,815 shares of common stock and 302,203 shares issuable upon exercise of warrants are held by the Donald E. and Mary Stout Trust.
(6)	Includes options to purchase 818,333 shares of our common stock exercisable within the next 60 days.
(7)	Includes options to purchase 627,500 shares of our common stock exercisable within the next 60 days.
(8)	Includes options to purchase 400,000 shares of our common stock and warrants to purchase 49,709 shares of our common stock exercisable within the next 60 days.
(9)	Includes options to purchase 425,000 shares of our common stock exercisable within the next 60 days.
(10)	Includes options to purchase 255,000 shares of our common stock exercisable within the next 60 days.
(11)	Includes options to purchase 270,500 shares of our common stock exercisable within the next 60 days.
(12)	Based on Amendment No. 1 to Schedule 13D/A filed by Mr. Berger with the SEC on March 16, 2015. Includes an aggregate of Series 1 Warrants to purchase 172,805 shares of our common stock and Series 2 Warrants to purchase 372,816 shares of our common stock. Mr. Berger has the sole power to vote or to direct the vote and sole power to dispose or direct the disposition of 1,900,369 shares of common stock beneficially owned by him; 405,856 shares of our common stock, Series 1 Warrants to purchase 172,805 shares of our common stock and Series 2 Warrants to purchase 372,816 shares of our common stock are held by Alexander Ross Berger Revocable Trust, of which Mr. Berger is trustee; and 750,000 shares of our common stock are held by ARB Family Trust, of which Mr. Berger is trustee.
(13)	See footnotes (4) – (11).

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our Board of Directors currently consists of six (6) members. Prior to each annual meeting of stockholders, the Board of Directors considers the recommendations of the Nominating and Corporate Governance Committee and votes to nominate individuals for election or re-election for a term of one year or until their successors are duly elected and qualify or until their earlier death, resignation, or removal. Election takes place at our annual meeting of stockholders.

Set forth below are the names of our directors and executive officers, their ages (as of the filing date of this proxy statement), their position(s) with us, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. There are no family relationships among any of the directors or executive officers. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion that each person listed below should serve as a director is set forth below:

Name	Age	Position with the Company
Andrew D. Perlman	37	Chief Executive Officer and Director
H. Van Sinclair*(2)(3)	62	Lead Independent Director
John Engelman*(1)	59	Director
Ashley C. Keller*(2)(3)(4)	36	Director
Noel J. Spiegel*(1)(2)	67	Director
Donald E. Stout*(1)(5)	68	Director

*	Independent director.
(1)	Current member of Compensation Committee.
(2)	Current member of Audit Committee.
(3)	Current member of Nominating and Corporate Governance Committee.
(4)	Mr. Keller served as a member of the Compensation Committee through January 15, 2015.
(5)	Mr. Stout joined the Compensation Committee on January 15, 2015.

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based upon this review, our Board of Directors has determined that the following members of the Board of Directors are “independent directors” as defined by The NASDAQ Stock Market: H. Van Sinclair, John Engelman, Ashley C. Keller, Noel J. Spiegel and Donald E. Stout.

Andrew D. Perlman has served as our Chief Executive Officer (“CEO”) since March 2012, as our President from April 2010 to July 2012 and as a member of our Board of Directors since September 2009. From February 2009 to March 2010, Mr. Perlman served as Vice President of Global Digital Business Development at EMI Music Group (“EMI”), where he was responsible for leading distribution deals with digital partners for EMI’s music and video content. From May 2007 to February 2009, Mr. Perlman was the General Manager of our operations in the United States and also served as our Senior Vice President Content & Community, in which he led our content and social community partnerships. From June 2005 to May 2007, Mr. Perlman was Senior Vice President of Digital Media at Classic Media, Inc. (“Classic Media”), a global media company with a portfolio of kids, family and pop-culture entertainment brands. In his position with Classic Media, Mr. Perlman led the company’s partnerships across video gaming, online and mobile distribution. From June 2001 to May 2005, Mr. Perlman served as General Manager for the Rights Group, LLC and its predecessors, a mobile content, marketing and mobile fan club company, where he oversaw mobile marketing campaigns for major international brands such as Visa and Pepsi, and such artists as Britney Spears and Justin Timberlake. Mr. Perlman holds a Bachelor of Arts (“B.A.”) in Business Administration from the School of Business and Public Management at The George Washington University.

We believe Mr. Perlman’s prior experience in licensing intellectual property and deal structuring qualifies him to serve on our Board of Directors. His additional experience and insights gained over the past five years at Vringo are a significant contribution to the Company and the Board of Directors.

H. Van Sinclair has been a director at Vringo since July 19, 2012 and was a director of Innovate/Protect from November 7, 2011 through the consummation of the merger with Vringo. Since 2003, Mr. Sinclair has served as President, CEO and General Counsel of The RLJ Companies (“RLJ”), the investment company organized by Robert L. Johnson, the founder of Black Entertainment Television. RLJ owns or holds interests in diverse businesses, including private equity, financial services, asset management, insurance services, automobile dealerships, film production, sports and entertainment and video lottery terminal gaming. Mr. Sinclair currently serves as a director of RLJ Entertainment, Inc. a publicly traded company in the media rights business, and formerly served as President and a director of RLJ Acquisition, Inc., a publicly traded special purpose acquisition company that is now a subsidiary through merger of RLJ Entertainment, Inc. Mr. Sinclair also sits on additional boards RLJ’s portfolio investment companies. Mr. Sinclair has also served as Vice President of Legal and Business Affairs for RLJ Urban Lodging Funds, a private equity fund which concentrated on limited and focused service hotels; for RLJ Development, RLJ’s hotel and hospitality company; and as Acting President of the Charlotte Bobcats (now the Charlotte Hornets), the NBA franchise located in Charlotte, North Carolina. Mr. Sinclair has also served as a director of Urban Trust Bank, a federal thrift headquartered in Orlando, Florida, where he chaired the Audit Committee. Prior to joining RLJ, Mr. Sinclair specialized in complex commercial disputes and litigation for 28 years with the Washington, D.C. based law firm Arent Fox, PLLC (“Arent Fox”). In the late 1990’s, Mr. Sinclair became the partner in charge of litigation at Arent Fox, and today remains of counsel to the firm. Mr. Sinclair holds a Bachelor’s degree in Mathematics and a Master’s degree in business administration from the University of Rochester, and a J.D. from The George Washington University.

We believe Mr. Sinclair’s experiences in commercial disputes, litigation, and board service on other public companies qualify him to serve on our Board of Directors.

John Engelman has been our director since December 2010. Mr. Engelman also serves as an independent director of Hemisphere Media Group, Inc., a publically traded Hispanic media company that owns and operates television stations and cable networks in the United States, Puerto Rico and Latin America. Mr. Engelman was a co-founder of Classic Media, Inc. (“Classic Media”), a global media company specializing in family and children’s entertainment where he served as co-chief executive officer until 2012. During that time, he launched television and consumer products driven brands based on iconic entertainment properties such as Lassie, Casper the Friendly Ghost, Frosty the Snowman and Bullwinkle and Rocky. Mr. Engelman developed monetization strategies and oversaw the roll up of intellectual property assets from diverse rights holders. In August 2012, Classic Media was acquired by DreamWorks Animation SKG where Mr. Engelman currently co-heads the DreamWorks Classics division. From 2007 to 2009, Mr. Engelman was co-chief executive officer of Boomerang Media, Inc. (“Boomerang Media”), an acquisition company controlled by GTCR Golder Rauner. From 1997 to 2001, he was an operating partner with Pegasus Capital Advisors and a managing director of Brener International Group, LLC. From 1991 to 1996, Mr. Engelman was President of Broadway Video, Inc., a producer of live television and motion pictures. He began his career as a partner at the Los Angeles law firm of Irell & Manella. Mr. Engelman has a J.D. from Harvard Law School and a B.A. in Government from Harvard College.

We believe Mr. Engelman’s experience in the media and entertainment industries qualifies him to serve on our Board of Directors. His experience gained both as an executive at Classic Media and Boomerang Media are contributions to us and the Board of Directors.

Ashley C. Keller has been our director since December 31, 2012. Ashley Keller is co-founder and Chief Investment Officer of Gerchen Keller Capital, LLC, a private investment firm formed to invest in complex commercial legal claims. Prior to co-founding Gerchen Keller Capital, LLC, Mr. Keller was a special situations Analyst at Alyeska Investment Group (“Alyeska”), a hedge fund based in Chicago. In that position, he focused on investments in companies facing complex regulatory, legal, and other matters. Prior to joining Alyeska, Mr. Keller was an attorney with an array of experience in complex and high-stakes commercial litigation. He was a Partner at Bartlit Beck Herman Palenchar & Scott LLP, where he handled various trial and appellate matters involving securities and patent cases, contractual disputes, and mass-tort class actions. Before practicing law, Mr. Keller clerked for Judge Richard Posner at the United States Court of Appeals for the Seventh Circuit and Justice Anthony Kennedy at the Supreme Court of the United States. Mr. Keller graduated magna cum laude from Harvard University with a degree in Government. He received an MBA with high honors from the University Of Chicago Booth School Of Business, where he graduated in the top 5% of his class. He earned his J.D. with highest honors from the University of Chicago Law School, where he graduated first in his class.

We believe Mr. Keller’s experience in commercial litigation matters and involvement in securities and patent cases qualifies him to serve on our Board of Directors.

Noel J. Spiegel has been our director since May 6, 2013. Mr. Spiegel is currently a director of American Eagle Outfitters, Inc., where he serves as chairman of the Audit Committee and a member of the Compensation Committee, a director of Radian Group, Inc., where he serves as a member of the Audit Committee as well as a director of vTv Therapeutics LLC, where he serves as the chairman of the Audit Committee. Mr. Spiegel was a partner at Deloitte & Touche LLP (“Deloitte”), where he practiced from September 1969 until his retirement in May 2010. In his over forty year career at Deloitte, he served in numerous management positions, including Deputy Managing Partner, member of the Executive Committee and Partner-in-Charge of Audit Operations in Deloitte’s New York Office. Mr. Spiegel also served as Managing Partner of Deloitte’s Transaction Assurance practice, Global Offerings and International Financial Reporting Standards practice, and Technology, Media and Telecommunications practice for the Northeast Region. Mr. Spiegel holds a B.S. from Long Island University, and attended the Advanced Management Program at Harvard Business School.

We believe that Mr. Spiegel’s tenure of over forty years at Deloitte, coupled with his experience on public company boards of directors, qualifies him to serve on our Board of Directors.

Donald E. Stout has been a director at Vringo since July 19, 2012 and was a director of Innovate/Protect from November 7, 2011 through the consummation of the merger with Vringo. In a career spanning over forty years, Mr. Stout has been involved in virtually all facets of intellectual property law. Mr. Stout is a partner at a law firm Fitch, Even, Tabin & Flannery LLP since 2015 and he had been a senior partner at the law firm of Antonelli, Terry, Stout & Kraus, LLP from 1982 to 2015. As an attorney in private practice, Mr. Stout has focused on litigation, licensing and representation of clients before the United States Patent and Trademark Office (“USPTO”) in diverse technological areas. From 1971 to 1972, Mr. Stout worked as a law clerk for two members of the USPTO Board of Appeals and, from 1968 to 1972. Mr. Stout was an assistant examiner at the USPTO, where he focused on patent applications covering radio and television technologies. Mr. Stout has written and prosecuted hundreds of patent applications in diverse technologies, rendered opinions on patent infringement and validity, and has testified as an expert witness regarding obtaining and prosecuting patents. Mr. Stout is also the co-founder of NTP Inc., which licensed Research in Motion (RIM), the maker of the Blackberry handheld devices, for $612.5 million to settle a patent infringement action. Mr. Stout also serves on the Board of Directors of Tessera Technologies, Inc. (TSRA). Mr. Stout is a member of the bars of the District of Columbia and Virginia, and is admitted to practice before the Supreme Court of the United States, the Court of Appeals for the Federal Circuit and the USPTO. Mr. Stout holds a Bachelor’s degree in Electrical Engineering, with distinction, from Pennsylvania State University, and a J.D., with honors, from The George Washington University.

We believe Mr. Stout’s experience in intellectual property law qualifies him to serve on our Board of Directors.

Committees of the Board of Directors and Meetings

Meeting Attendance.  During the fiscal year ended December 31, 2014 there were 24 meetings of our Board of Directors, and the various committees of the Board of Directors met a total of 10 times. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of committees of the Board of Directors on which he served during fiscal 2014. The Board of Directors has adopted a policy under which each member of the Board of Directors is strongly encouraged but not required to attend each annual meeting of our stockholders.

Audit Committee.  Our Audit Committee met six times during fiscal 2014. This committee currently has three (3) members, Noel J. Spiegel (Chairman), H. Van Sinclair and Ashley C. Keller. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews our annual and quarterly financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the United States Securities and Exchange Commission (“SEC”) and The NASDAQ Stock Market (“NASDAQ”), as such standards apply specifically to members of audit committees. The Board of Directors has determined that both Messrs. Spiegel and Sinclair are “audit committee financial experts,” as defined by the SEC in Item 407 of Regulation S-K.

A copy of the Audit Committee’s written charter is publicly available through the “Investors — Corporate Governance” section of our website at www.vringoip.com.

Compensation Committee.  Our Compensation Committee met three times during fiscal 2014. This committee currently has three (3) members, John Engelman (Chairman), Donald E. Stout and Noel J. Spiegel. Ashley C. Keller served as a member of the Compensation Committee through January 15, 2015. Mr. Stout joined the Compensation Committee on January 15, 2015.

Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our 2012 Employee, Director and Consultant Equity Incentive Plan (the “2012 Plan”) and our 2006 Stock Option Plan (the “2006 Plan”). The Compensation Committee is responsible for the determination of the compensation of our CEO, and shall conduct its decision making process with respect to that issue without the CEO present, and establishment and reviewing general compensation policies with the objective of attracting and retaining superior talent, rewarding individual performance and achieving our financial goals. The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. During fiscal year 2014, based on the recommendation of management, the Compensation Committee did not engage third party compensation consultants.

All members of the Compensation Committee qualify as independent under the definition promulgated by NASDAQ. A copy of the Compensation Committee’s written charter is publicly available through the “Investors — Corporate Governance” section of our website at www.vringoip.com.

Nominating and Corporate Governance Committee.  Our Nominating and Corporate Governance Committee met once during fiscal year 2014 and currently has two (2) members, H. Van Sinclair (Chairman) and Ashley C. Keller. The Nominating Committee’s role and responsibilities are set forth in the Nominating Committee’s written charter and is authorized to:

•	identify and nominate members of the Board of Directors;
•	oversee the evaluation of the Board of Directors and management;
•	develop and recommend corporate governance guidelines to the Board of Directors;
•	evaluate the performance of the members of the Board of Directors; and
•	make recommendations to the Board of Directors as to the structure, composition and functioning of the Board of Directors and its committees.

We have no formal policy regarding board diversity. Our Nominating and Corporate Governance Committee and Board of Directors may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin. Our Nominating and Corporate Governance Committee’s and Board of Directors’ priority in selecting board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members and professional and personal experiences and expertise relevant to our growth strategy.

All members of the Nominating and Corporate Governance Committee qualify as independent under the definition promulgated by NASDAQ. In addition, under our current corporate governance policies, the Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.

A copy of the Nominating and Governance Committee’s written charter is publicly available through the “Investors — Corporate Governance” section of our website at www.vringoip.com.

Compensation Committee Interlocks and Insider Participation.

During the fiscal year ended December 31, 2014, Messrs. Engelman, Keller and Spiegel served as members of our Compensation Committee. In 2014, none of our executive officers served on the Board of Directors or compensation committee of any entity that had one or more executive officers serving as a member of our Board of Directors or Compensation Committee. There are no family relationships between or among the members of our Board of Directors or executive officers.

Board Leadership Structure and Role in Risk Oversight

Mr. Perlman currently serves as our CEO and Mr. Sinclair, a non-management director, serves as our lead independent director. If the Board of Directors convenes for a special meeting, the non-management directors will meet in executive session if circumstances warrant. Mr. Sinclair, as lead independent director, will preside over executive sessions of the Board of Directors.

The Board of Directors oversees our business and considers the risks associated with our business strategy and decisions. The Board of Directors currently implements its risk oversight function as a whole. Upon the formation of each of the board committees, the committees will also provide risk oversight and report any material risks to the Board of Directors.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at 1-646-532-6777. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions via e-mail at cweinstein@vringoinc.com. Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings,
•	resumes and other forms of job inquiries,
•	surveys, or
•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors. We have employment agreements with each of our executive officers.

Andrew D. Perlman	37	Chief Executive Officer and Director
Anastasia Nyrkovskaya	38	Chief Financial Officer
David L. Cohen, Esq.	44	Chief Legal and Intellectual Property Officer

Andrew D. Perlman our Chief Executive Officer and Director (see biography in the section above titled “The Board of Directors”)

Anastasia Nyrkovskaya joined the Company in May 2013 as our Chief Financial Officer. Ms. Nyrkovskaya oversees all aspects of the finance and accounting functions, including: SEC and internal financial reporting, budgeting and forecasting, tax planning and reporting, human resources, and operational matters. Prior to joining the Company, from 2006, Ms. Nyrkovskaya served as Vice President and Assistant Global Controller and Vice President, Corporate Finance and Business Development at NBCUniversal Media, LLC (“NBCUniversal Media”). She was responsible for technical accounting areas, policies and internal controls. She also structured merger and acquisition transactions, partnerships, joint ventures and dispositions as well as debt activities, and restructurings. From 1998 to 2006, Ms. Nyrkovskaya served in the Audit and Assurance practice at KPMG LLP. Ms. Nyrkovskaya is a Certified Public Accountant and received an advanced degree in economics and business administration from Moscow State University of Publishing and Printing Arts.

David L. Cohen, Esq. has served as our Secretary since January 15, 2015, Chief Legal and Intellectual Property Officer since May 7, 2013, as our Head of Litigation, Licensing and Intellectual Property from July 19, 2012 to May 7, 2013, and as Innovate/Protect’s Special Counsel from May 20, 2012 to July 19, 2012. Mr. Cohen oversees the Company’s world-wide efforts in intellectual property development and monetization. Prior to joining Vringo, Mr. Cohen was Senior Litigation Counsel at Nokia, where among his other duties, he oversaw many of Nokia’s litigations. Mr. Cohen has also worked in private practice at Lerner David Littenberg Krumholz & Mentlik, LLP from 2004 to 2007 and at Skadden, Arps, Slate, Meagher & Flom LLP from 2000 to 2004. Before practicing law, Mr. Cohen earned a B.A. and a Master of Arts (“M.A.”) from the Johns Hopkins University in the history of science and history; a Master of Philosophy in the history and philosophy of science from Cambridge University, an M.A. (with distinction) in legal and political theory from University College London, and a Juris Doctor (“J.D.”) (cum laude) from Northwestern University School of Law (“Northwestern”), where he was an associate editor of the Law Review. Mr. Cohen received the Sara Norton prize from Cambridge University and the First Prize in Lowden-Wigmore Prizes for Legal Scholarship from Northwestern. Mr. Cohen clerked for The Honorable Chief Judge Gregory W. Carman of the Court of International Trade.

COMPENSATION DISCUSSION AND ANALYSIS

We have prepared the following Compensation Discussion and Analysis (“CD&A”) to provide you with information that we believe is necessary to understand our executive compensation policies and decisions as they relate to the compensation of our named executive officers (“NEOs”).

Overview

Below is a summary of our NEOs as of December 31, 2014:

Andrew D. Perlman	Chief Executive Officer and Director
Andrew Kennedy Lang	Chief Technology Officer, President and Director
Anastasia Nyrkovskaya	Chief Financial Officer
David L. Cohen, Esq.	Chief Legal and Intellectual Property Officer

In addition, Alexander R. Berger served as our Chief Operating Officer and Director through December 19, 2014, at which time he ceased to be an executive officer of the Company.

Company Performance, Compensation Determination Process, and Related Compensation Decisions

During 2014, a variety of decisions occurred with respect to the I/P Engine litigation against AOL Inc., Google Inc. et al. On August 15, 2014, the United States Court of Appeals for the Federal Circuit (“Federal Circuit”) reversed a judgment of the United States District Court for the Eastern District of Virginia by holding that the asserted claims of the patents-in-suit in the Company's wholly-owned subsidiary I/P Engine's litigation against AOL Inc., Google Inc. et al. are invalid for obviousness. On October 15, 2014, I/P Engine filed a petition for rehearing en banc, in which it argued that the majority's opinion in this case presents important questions of law and is at odds with a series of Supreme Court and Federal Circuit decisions which do not allow appellate judges to disregard a jury's detailed findings under these circumstances. I/P Engine argued that review is particularly appropriate here, where the panel majority not only failed to adopt the proper legal standard, but explicitly rejected it. On December 15, 2014, the Federal Circuit denied I/P Engine's petition for rehearing of the case en banc and consequently, we announced that I/P Engine will seek review by the U.S. Supreme Court of the Federal Circuit's decision.

During the second half of the year, the Company’s stock price declined and the closing price of the Company’s stock on December 31, 2014 was $0.55. The decline in stock price resulted in a significantly lower market capitalization and, as a result, influenced the Company’s compensation decisions. In addition, as a result of our 2014 annual meeting of stockholders, the Company received a 65% vote in support of its executive compensation program in the 2014 Say-on-Pay advisory vote (the “Advisory Vote”) and this was taken into account by the Compensation Committee.

In establishing compensation amounts for executives, the Compensation Committee seeks to provide compensation that is competitive in light of current market conditions and industry practices. Accordingly, the Compensation Committee annually reviews market data which is comprised of proxy-disclosed data from peer companies and information from nationally recognized published surveys for general and high-technology industry, adjusted for size. For 2014, these peer companies included VirnetX (NYSE:VHC), Acacia Research Corporation (NASDAQ:ACTG), Interdigital, Inc. (NASDAQ: IDCC), Unwired Planet, Inc. (NASDAQ:UPIP), Parkervision Inc. (NASDAQ:PRKR), Pendrell Corporation (NASDAQ:PCO), and Document Security Systems, Inc. (NYSE:DSS). The market data helps the Compensation Committee gain perspective on the compensation levels and practices at the peer companies and to assess the relative competitiveness of the compensation paid to the company’s executives. The market data thus guides the Compensation Committee in its efforts to set executive compensation levels and program targets at competitive levels for comparable roles in the marketplace. The Compensation Committee then takes into account other factors, such as the importance of each executive officer’s role to the company, individual expertise, experience, and performance, retention concerns and relevant compensation trends in the marketplace, in making its final compensation determinations.

The Compensation Committee reviews the performance of each NEO annually in light of the above factors and determines whether the NEO should receive any increase in base salary or receive a discretionary equity award based on such evaluation. The CEO also provides input related to the performance and compensation evaluation of each NEO, but does not provide input related to his own performance and compensation evaluation. During fiscal year 2014, the Compensation Committee did not utilize quantitative measures connected to financial results, such as revenues or profitability, with respect to compensation, as the Company did not generate net income during the year.

Our Compensation Committee held six meetings during 2014 to consider appropriate actions with respect to executive compensation including the appropriateness of cash bonuses, salary increases, and granting equity awards for 2014 performance. The Compensation Committee and the Board of Directors concluded that there would be no cash bonuses paid to employees, including the CEO and all other NEOs, for 2014 as the Company did not generate net income during the year. Further, the Compensation Committee and the Board of Directors decided that there would be no annual equity awards granted to the CEO or the other NEOs in early 2015 given our 2014 results and decline in the stock price. The Compensation Committee and the Board of Directors also decided that there would be no salary increases for the CEO or all other executive officers, except for contractual salary increases of $15,000 to both Mr. Perlman and Mr. Berger, and salary increases of $15,000 to both Mr. Cohen and Ms. Nyrkovskaya to reflect the increase in cost of living. The results of the Advisory Vote were also taken into consideration by the Compensation Committee in making these decisions and in evaluating the full scale of executive compensation for 2014. The Compensation Committee and the Board of Directors believe that these decisions demonstrate the strong linkage between executive pay and feedback from our investors and our Company’s 2014 financial results.

During the first quarter of 2014, we granted Ms. Nyrkovskaya 300,000 options, and Mr. Cohen 100,000 options, both at an exercise price of $4.10, vesting quarterly over a three year period, related to their individual performance during 2013. The decision to do so was made based on the results of the market data review and other analyses performed by the Compensation Committee, in order to adjust the compensation of these individuals to competitive levels for comparable roles in the marketplace. There were no other equity awards granted to NEOs in 2014.

The Compensation Committee and the Board of Directors believe the 2014 compensation decisions and the overall executive compensation program are tailored to our business strategies, align pay with performance, and take into account feedback received from investors. We will continue our engagement with our stockholders regarding our executive compensation program as well as other governance matters.

Compensation Components and Philosophy

We currently provide two basic forms of direct compensation to our employees, including the CEO and the other NEOs: base salary and equity awards. Equity awards include stock options to purchase shares of our common stock and restricted stock units (“RSUs”). Equity awards granted to our NEOs typically vest in equal quarterly installments, over a period of three years. On an annual basis, each of these compensation components are reviewed by our Compensation Committee for each of our employees, including our CEO and the other NEOs, to ensure that compensation levels remain appropriate. We have not historically paid annual cash bonuses to our NEOs.

Overall, we and our Compensation Committee, are committed to the principle that executive compensation should be directly tied into value creation for our stockholders.

Historically, the Company has not experienced substantial revenues or positive cash flows, and accordingly, no annual cash bonuses have been paid to our CEO or the other NEOs. In addition, the value of stock options granted to executives are contingent upon performance of our Company’s stock, while time-based RSU granted in the past further align our executives with our stockholders by providing executives with meaningful, direct ownership stake in our stock.

Our goal is to attract and retain the best available executive talent to lead our Company. This can be challenging given the competitive environment in which we operate and considering the Company’s limited financial resources until we achieve sufficient revenues, if ever. We also strive to align the interests of our executive officers with those of our stockholders. Therefore, a substantial portion of our executives’ compensation is structured as long-term equity compensation including stock options and RSUs.

Employment Agreements

We have entered into employment agreements with our NEOs. Each of these agreements provides for certain payments and other benefits if the executive’s employment terminates under certain circumstances other than for “cause,” including in connection with a “change in control.” See the subsection “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table” for a description of the agreement terms impacting current compensation and “Potential Payments upon Termination or Change-in-Control” for a description of applicable severance and change in control benefits.

Our Compensation Committee believes that change-in-control and severance arrangements are important parts of the overall compensation program for our NEOs. Severance arrangements are used primarily to attract, retain and motivate individuals with the requisite experience and ability to drive our success. Severance arrangements also serve, in part, as consideration to secure commitments from our executive officers not to compete with us after termination of their employment.

Compensation Policies and Practices Related to Risk Management

Consistent with SEC disclosure requirements, we have evaluated the potential risks related to our compensation policies, practices and awards and have concluded that there are no risks that are reasonably likely to have a material adverse effect on the Company. We do not have any programs where a participant may be able to directly affect variability or timing of payout. Rather, our compensation programs include a combination of fixed base salaries and, equity awards that are generally uniform in design and operation throughout the Company.

COMPENSATION COMMITTEE REPORT

The compensation committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the compensation committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement.

Members of the Compensation Committee

John Engelman, Chairman
Ashley C. Keller
Noel J. Spiegel
Donald E. Stout

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during the fiscal years ended December 31, 2014, 2013 and 2012 to (1) our Chief Executive Officer, (2) our Chief Technology Officer and President, (3) our Chief Financial Officer, and (4) our Chief Legal and Intellectual Property Officer, who are all of our executive officers during and at the end of our fiscal year ended December 31, 2014. The table also includes our Former Chief Operating Officer, who would have been among the three most highly compensated executive officers except for the fact that he was not serving as an executive officer of the Company as of the end of the fiscal year ended December 31, 2014.

Name and principal position	Year	Salary ($)	Stock awards ($)(1)	Option awards ($)(1)		All other compensation ($)	Total ($)
Andrew D. Perlman Chief Executive Officer	2014	400,000	—	—		—	400,000
	2013	385,000	556,500	1,425,675		—	2,367,175
	2012	240,289	2,511,100	4,289,556	(2)	169,080	7,209,925
Andrew Kennedy Lang Former Chief Technology Officer and President	2014	385,000	—	—		—	385,000

Anastasia Nyrkovskaya Chief Financial Officer	2014	312,938	—	695,051		—	1,007,989

David L. Cohen, Esq. Chief Legal and Intellectual Property Officer	2014	312,938	—	231,684		—	544,622
	2013	300,000	159,000	456,216		—	915,216
	2012	163,343	186,000	1,781,963		—	2,131,306
Alexander R. Berger Former Chief Operating Officer(3)	2014	389,487	—	—		—	389,487
	2013	385,000	556,500	1,368,648		—	2,310,148
	2012	102,836	2,511,000	3,419,870		—	6,033,706

(1)	Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718. For the assumptions made in the valuation of our equity awards see Notes 2(k) and 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.
(2)	Amount represents the aggregate grant date fair value of options granted during 2012 with exercise prices of $3.72, $1.65, and $0.96 per option.
(3)	Mr. Berger served as our Chief Operating Officer and a member of our Board of Directors until his resignation on December 19, 2014. All of Mr. Berger’s outstanding options that were granted in 2013 and 2012 were forfeited for no consideration in connection with his resignation. His remaining unvested RSUs that were granted in 2013 and 2012 were forfeited for no consideration in connection with the termination of his consultant agreement on March 13, 2015.

Grants of Plan-Based Awards Table

The following table shows information regarding grants of equity awards that were made during the year ended December 31, 2014 to our NEOs. All awards were made under our 2012 Plan. There were no grants of non-equity incentive plan awards to our NEOs during 2014.

Name and principal position	Grant Date	Number of Securities Underlying Options (#)(1)	Exercise Price of Option Awards ($ per Share)	Grant Date Fair Value of Option Awards ($)(2)
Anastasia Nyrkovskaya Chief Financial Officer	February 20, 2014	300,000	$4.10	$695,051
David L. Cohen, Esq. Chief Litigation and Intellectual Property Officer	February 20, 2014	100,000	$4.10	$231,684
Andrew D. Perlman Chief Executive Officer	—	—	—	—
Andrew Kennedy Lang Former Chief Technology Officer and President	—	—	—	—
Alexander R. Berger Former Chief Operating Officer	—	—	—	—

(1)	One-twelfth ( 1/12) of the number of options granted vest on the last day of each calendar quarter over three (3) years, beginning with the end of the first quarter of 2014.
(2)	Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718. For the assumptions made in the valuation of our equity awards see Notes 2(k) and 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table Andrew D. Perlman

On March 18, 2010, we entered into an employment agreement with Andrew D. Perlman which provided for 90 days’ notice of termination by the Company other than for cause or by Mr. Perlman in order to resign. During the term of his employment, through March 31, 2012, Mr. Perlman’s annual base salary was $175,000. In addition, he was eligible to receive $5,000 at the end of each quarter.

In March 2012, Mr. Perlman was appointed as our Chief Executive Officer. In connection with Mr. Perlman’s new position, the Board of Directors agreed to the following revised employment terms: base salary of $250,000 per year and severance equal to one year’s base salary to be paid in the event he ceases to be our Chief Executive Officer pursuant to a change of control transaction.

On February 13, 2013, we entered into a new employment agreement with Mr. Perlman. Mr. Perlman’s employment agreement has a term of three (3) years. Mr. Perlman and the Company have agreed to commence negotiations to enter into a new employment agreement at least six (6) months prior to the expiration of the three-year term and to conclude those negotiations no later than the date that is three (3) months prior to the expiration of the term of the employment agreement. Under the terms of the new employment agreement, Mr. Perlman received a base salary of $385,000 effective January 1, 2013 until December 31, 2013. From January 1, 2014 to December 31, 2014, Mr. Perlman received a base salary of $400,000. From January 1, 2015 through the remainder of the term of the employment agreement, Mr. Perlman will be entitled to receive a base salary of $415,000. In addition, Mr. Perlman will be eligible to participate in any annual bonus or other incentive compensation program that we may adopt from time to time for our executive officers. In addition, on February 1, 2013, we entered into an indemnification agreement with Mr. Perlman.

In the event the employment agreement is terminated for (i) Good Reason by Mr. Perlman, or (ii) by us without Cause, Mr. Perlman shall be entitled to receive an amount of base salary (at the rate of base salary in effect immediately prior to such termination) equal to the lesser of (x) one times the base salary and (y) two times the base salary payable for the number of full months remaining in the employment period, and COBRA continuation coverage paid in full by us for up to a maximum of twelve months following the date of termination. “Cause” as used Mr. Perlman’s employment agreement means: (a) the willful and continued failure of Mr. Perlman to perform substantially his duties and responsibilities for the Company (other than any such failure resulting from his death or disability) after a written demand by the Board of Directors for substantial performance is delivered to Mr. Perlman by the Company, which specifically identifies the manner in which the Board of Directors believes that Mr. Perlman has not substantially performed his duties and responsibilities, which willful and continued failure is not cured by Mr. Perlman within thirty days of his receipt of such written demand, (b) the conviction of, or plea of guilty or nolo contendere to a felony, (c) intentional breach of his non-compete obligations, (d) an intentional breach of the non-disclosure and non-solicitation agreement, or (e) a unanimous good faith finding by the Board of Directors that Mr. Perlman has engaged in fraud, dishonesty, gross negligence or misconduct which, if curable, has not been cured within thirty days after his receipt of a written notice from the Board of Directors stating with reasonable specificity the basis of such finding. “Good Reason” as used Mr. Perlman’s employment agreement means (a) the assignment, without Mr. Perlman’s consent, to Mr. Perlman of duties that result in a substantial diminution of the duties that he assumed; provided, however, the failure of Mr. Perlman to be reelected to the Board of Directors shall not be deemed to be a diminution of duties, (b) the assignment, without Mr. Perlman’s consent, of a title that is subordinate to the title Chief Executive Officer, (c) a reduction in Mr. Perlman’s base salary, (d) the Company’s requirement that Mr. Perlman regularly report to work in a location that is more than fifty miles from the Company’s current New York office, without the Mr. Perlman’s consent, (e) a change in reporting relationship, provided however, that Good Reason does not include a change in the reporting relationship whereby Mr. Perlman will report to the Board of Directors of an acquiring company after a change of control (as that term is defined in the Company’s 2012 Employee, Director and Consultant Equity Incentive Plan), or (f) a material breach by the Company of Mr. Perlman’s employment agreement.

Mr. Perlman’s employment agreement requires Mr. Perlman to assign intellectual property which he conceives or reduces to practice during his employment to us and to maintain our confidential information during employment and thereafter. Mr. Perlman is also subject to a non-competition and a non-solicitation provision for a period of two years following termination of his employment.

Andrew Kennedy Lang

On June 22, 2011 we entered into an employment agreement with Mr. Lang. On June 22, 2015, we amended the employment agreement, pursuant to which Mr. Lang’s role will change from President and Chief Technology Officer of the Company to a new role as the Head of Technology. Mr. Lang assumed the new role for a period commencing on June 22, 2015 and ending on December 31, 2016, for which he will receive an annual base salary of $200,000, prorated from June 22, 2015 until December 31, 2015, and an adjusted base salary of $36,000 from January 1, 2016 until December 31, 2016. In addition, we and Mr. Lang will form a new corporation, to be initially owned 51% by the Company and 49% by Mr. Lang, for the purpose of developing and commercializing new technologies in the areas of mobile, security, digital currencies, and trusted computing and communication infrastructure. Mr. Lang’s employment period will terminate upon the earliest of: (i) termination by us for any reason, (ii) termination by Mr. Lang for any reason, and (iii) December 31, 2016; provided, that if we terminate Mr. Lang for any reason other than Cause prior to the expiration of the employment period, we will be obligated to continue to pay Mr. Lang his base salary and benefits from the date of termination through December 31, 2016.

“Cause” as defined in Mr. Lang’s employment agreement means: (a) the willful and continued failure of Mr. Lang to perform substantially his duties and responsibilities for us (other than any such failure resulting from Mr. Lang's death) after a written demand by the Board of Directors for substantial performance is delivered to Mr. Lang by us, which specifically identifies the manner in which the Board of Directors believes that Mr. Lang has not substantially performed his duties and responsibilities, which willful and continued failure is not cured by Mr. Lang within thirty (30) days of his receipt of such written demand; (b) the conviction of, or plea of guilty or nolo contendere to a felony, (c) violation of certain provision of the employment agreement, or (d) fraud, dishonesty or gross misconduct, which is materially and demonstratively injurious to the Company. Termination under clauses (b), (c) or (d) of this definition shall not be subject to cure.

“Good Reason” as used in Mr. Lang’s employment agreement means: (a) the assignment, without Mr. Lang’s consent, to Mr. Lang of duties that are significantly different from, or that result in a substantial diminution of, the duties that he assumed on the effective date of the employment agreement, (b) the assignment, without Mr. Lang’s consent, to Mr. Lang of a title that is different from and subordinate to his current title, (c) a reduction in Mr. Lang’s base salary, (d) the Company's requirement that Mr. Lang regularly report to work in a location that is more than thirty miles from the Company’s New York office as of the date of the employment agreement, without Mr. Lang’s consent, or (e) a material breach by the Company of the employment agreement.

Mr. Lang’s employment agreement requires Mr. Lang to assign intellectual property which he conceives or reduces to practice during his employment to us and to maintain our confidential information during employment and thereafter. Mr. Lang is also subject to (i) a non-competition and a non-solicitation provision for a period of one year, which we, upon notice, may increase to two years, and (ii) a non-disparagement provision for a period of three years, following termination of his employment.

Anastasia Nyrkovskaya

On December 19, 2014, we entered into an employment agreement with Ms. Nyrkovskaya for an eighteen month term. Under the terms of her employment agreement, Ms. Nyrkovskaya’s annual base salary is $315,000. In the event the employment agreement is terminated for (i) Good Reason by Ms. Nyrkovskaya, or (ii) by the Company without Cause, Ms. Nyrkovskaya shall be entitled to receive an amount of base salary at the rate of base salary in effect immediately prior to such termination equal to twelve months of base salary, and COBRA continuation coverage paid in full by the Company for up to a maximum of twelve months following the date of termination.

In case the agreement is terminated by Ms. Nyrkovskaya without Good Reason, she shall provide the Company with a written notice, at least ninety calendar days prior to such termination. “Cause” as used in Ms. Nyrkovskaya’s employment agreement means: (a) the willful and continued failure of Ms. Nyrkovskaya to perform substantially her duties and responsibilities for the Company (other than any such failure resulting from her death or disability) after a written demand by the chief executive officer for substantial performance is delivered to Ms. Nyrkovskaya by the Company, which specifically identifies the manner in which the chief executive officer believes that Ms. Nyrkovskaya has not substantially performed her duties and responsibilities, which willful and continued failure is not cured by Ms. Nyrkovskaya within thirty days of her receipt of such written demand; (b) the conviction of, or plea of guilty or nolo contendere to a felony, (c) breach of her non-compete obligations, (d) breach of the non-disclosure and non-solicitation agreement; or (e) a good faith finding by the chief executive officer that Ms. Nyrkovskaya has engaged in fraud, intentional dishonesty, or gross negligence. “Good Reason” as used Ms. Nyrkovskaya’s employment agreement means (a) the assignment, without Ms. Nyrkovskaya’s consent, to Ms. Nyrkovskaya of duties that result in a substantial diminution of the duties that she assumed; (b) the assignment, without Ms. Nyrkovskaya’s consent, of a title that is subordinate to the title Chief Financial Officer; (c) a reduction in Ms. Nyrkovskaya’s base salary; (d) the Company’s requirement that Ms. Nyrkovskaya regularly report to work in a location that is more than fifty miles from the Company’s current New York office, without Ms. Nyrkovskaya’s consent; (e) a material breach by the Company of the agreement during its term. Ms. Nyrkovskaya’s employment agreement also includes a covenant not to compete with the Company or solicit any material commercial relationships of the Company for a period of one year after Ms. Nyrkovskaya is actually no longer employed by the Company.

David L. Cohen, Esq.

On July 19, 2012, we assumed all of the duties, obligations and liabilities of Innovate/Protect under the employment agreement with David L. Cohen. Mr. Cohen’s employment was at will, meaning that either the employee or the Company may have terminated the relationship with or without cause, without any prior notice. Under the terms of his agreement, Mr. Cohen was entitled to receive a base salary of $200,000. Pursuant to the consummation of the merger, on August 10, 2012, Mr. Cohen’s compensation was increased to $300,000.

On May 7, 2013, we entered into a new employment agreement with Mr. Cohen, for a three-year term, unless sooner terminated, in accordance with the terms set therein. Under the terms of his employment agreement, Mr. Cohen is currently entitled to receive a base salary of $300,000. In the event the employment agreement is terminated for (i) Good Reason by Mr. Cohen, or (ii) by the Company without Cause, Mr. Cohen shall be entitled to receive an amount of base salary (at the rate of base salary in effect immediately prior to such termination) equal to twelve months of base salary, and COBRA continuation coverage paid in full by the Company for up to a maximum of twelve months following the date of termination.

In case the agreement is terminated by Mr. Cohen without Good Reason, he shall provide the Company with a written notice, at least ninety calendar days prior to such termination. “Cause” as used Mr. Cohen’s employment agreement means: (a) the willful and continued failure of Mr. Cohen to perform substantially his duties and responsibilities for the Company (other than any such failure resulting from his death or disability) after a written demand by the Board of Directors for substantial performance is delivered to Mr. Cohen by the Company, which specifically identifies the manner in which the Board of Directors believes that Mr. Cohen has not substantially performed his duties and responsibilities, which willful and continued failure is not cured by Mr. Cohen within thirty days of his receipt of such written demand; (b) the conviction of, or plea of guilty or nolo contendere to a felony, (c) intentional breach of his non-compete obligations, (d) an intentional breach of the non-disclosure and non-solicitation agreement; or (e) a unanimous good faith finding by the Board of Directors or the chief executive officer that Mr. Cohen has engaged in fraud, dishonesty, gross negligence. “Good Reason” as used Mr. Cohen’s employment agreement means (a) the assignment, without Mr. Cohen’s consent, to Mr. Cohen of duties that result in a substantial diminution of the duties that he assumed; (b) the assignment, without Mr. Cohen’s consent, of a title that is subordinate to the title Chief Legal and Intellectual Property Officer; (c) a reduction in Mr. Cohen’s base salary; (d) the Company’s requirement that Mr. Cohen regularly report to work in a location that is more than fifty miles from the Company’s current New York office, without the Mr. Cohen’s consent; (e) a material breach by the Company of the agreement during its term. Mr. Cohen’s employment agreement also includes a covenant not to compete with the Company or solicit any material commercial relationships of the Company for a period of two years after Mr. Cohen is actually no longer employed by the Company.

Alexander R. Berger

On July 19, 2012, we assumed all of the duties, obligations and liabilities of Innovate/Protect under the employment agreement with Alexander R. Berger. Mr. Berger’s employment agreement had an initial term of eighteen months, with an option to either renegotiate the terms of the employment agreement prior to the expiration of the initial term. Under the terms of his agreement, Mr. Berger was entitled to receive a base salary of $150,000 and, upon the subsequent filing of a Securities and Exchange Commission Registration Statement, and consummation of financing of at least $7,000,000, his base salary was increased to $250,000. His agreement required us to provide him with 30 days’ notice of termination other than for cause and for him to provide us with 30 days’ notice of resignation.

On February 13, 2013, we entered into a new employment agreement with Mr. Berger. Mr. Berger’s prior employment agreement with us expired by its terms on February 9, 2013. Mr. Berger’s new employment agreement had a term of three years. Under the terms of his employment agreement, Mr. Berger received a base salary of $385,000 effective January 1, 2013 until December 31, 2013. From January 1, 2014 until his resignation, Mr. Berger received a base salary of $400,000. In addition, on February 1, 2013, we entered into an indemnification agreement with Mr. Berger. Mr. Berger’s employment agreement also included a covenant not to compete with the Company or solicit any material commercial relationships of the Company for a period of two years after Mr. Berger is actually no longer employed by the Company.

On December 19, 2014, Mr. Berger resigned from his positions as Chief Operating Officer, Secretary and a member of the Board of Directors of the Company. In connection with Mr. Berger’s resignation from his positions at the Company, he has agreed to transition to the role of an independent consultant pursuant to a consulting agreement with the Company. The consulting agreement terminates and supersedes the employment agreement between Mr. Berger and the Company, with the exception of certain noncompetition, non-disclosure and non-solicitation provisions that are to continue through the term of the consulting agreement.

As a condition of entering into the consulting agreement, Mr. Berger and the Company executed a mutual general release of claims that either party has or in the future may have against the other. Pursuant to the consulting agreement, Mr. Berger received a monthly retainer at a rate of $10,000 per month; in addition, all restricted stock units granted by the Company to Mr. Berger continued to vest in accordance with their terms until Mr. Berger ceased providing services to the Company, and all stock options outstanding, whether vested or unvested, were forfeited for no consideration.

The consulting agreement with Mr. Berger was terminated on March 13, 2015 and his then unvested restricted stock units were forfeited. Pursuant to the consulting agreement Mr. Berger received fees of $25,000.

Outstanding Equity Awards at 2014 Fiscal Year End

The following table sets forth information regarding grants of stock options and unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2014, to each of our NEOs.

	Options Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) un-exercisable	Option exercise price ($)	Option expiration date	Number of shares or units that have not vested (#)	Market value of shares or units that have not vested ($)(*)
Andrew D. Perlman	90,000	—	5.50	March 17, 2016	—	—
Andrew D. Perlman	90,000	—	5.50	January 31, 2017	—	—
Andrew D. Perlman(1)	—	—	—	—	295,313	162,422
Andrew D. Perlman(2)	1,062,500	212,500	3.72	July 26, 2022	—	—
Andrew D. Perlman(2)	328,167	—	1.65	March 13, 2018	—	—
Andrew D. Perlman(2)	416,667	208,333	3.18	February 11, 2023	—	—
Andrew D. Perlman(2)	—	—	—	—	58,333	32,083
Andrew Kennedy Lang(2)	208,333	41,667	3.72	July 26, 2022	—	—
Andrew Kennedy Lang(2)	55,555	27,778	3.18	February 11, 2023	—	—
Andrew Kennedy Lang(1)	—	—	—	—	54,688	30,078
Andrew Kennedy Lang(2)	—	—	—	—	10,417	5,729
Anastasia Nyrkovskaya(2)	175,000	125,000	2.85	May 6, 2023	—	—
Anastasia Nyrkovskaya(2)	100,000	200,000	4.10	February 20, 2024	—	—
David L. Cohen, Esq.(2)	66,667	33,333	3.72	July 26, 2022	—	—
David L. Cohen, Esq.(2)	351,666	125,000	3.44	August 8, 2022	—	—
David L. Cohen, Esq.(2)	133,333	66,667	3.18	February 11, 2023	—	—
David L. Cohen, Esq.(2)	33,333	66,667	4.10	February 20, 2024	—	—
David L. Cohen, Esq.(1)	—	—	—	—	21,875	12,031
David L. Cohen, Esq.(2)	—	—	—	—	16,667	9,167
Alexander R. Berger(1)(3)	—	—	—	—	295,313	162,422
Alexander R. Berger(2)(3)	—	—	—	—	58,333	32,083

(*)	The market value is determined by multiplying the number of shares by $0.55, the closing price of our common stock on NASDAQ on December 31, 2014, the last day of our fiscal year.
(1)	Vests in equal quarterly increments (6.25% per quarter), subject to the participant's continuous service on the relevant vesting date.
(2)	Vests in twelve equal quarterly increments (8.33% per quarter) over the three years, subject to the participant's continuous service on the relevant vesting date.
(3)	The consulting agreement with Mr. Berger was terminated on March 13, 2015. As such, these RSUs were forfeited for no consideration.

Option Exercises and Stock Vested in 2014

The following table shows information regarding exercises of options to purchase our common stock and vesting of stock awards held by each of our NEOs during the fiscal year ended December 31, 2014.

	Option Awards		Stock Awards(2)
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($)(1) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($)(2) (e)
Andrew D. Perlman	76,000	253,080	—	—
Andrew D. Perlman	2,167	6,046	—	—
Andrew D. Perlman	121,833	321,639	—	—
Andrew D. Perlman	—	—	58,333	122,354
Andrew D. Perlman	—	—	168,750	353,953
Andrew Kennedy Lang	—	—	31,250	65,547
Andrew Kennedy Lang	—	—	10,417	21,849
David L. Cohen, Esq.	100,000	57,000	—	—
David L. Cohen, Esq.	—	—	12,500	26,219
David L. Cohen, Esq.	—	—	16,667	34,958
Alexander R. Berger	—	—	58,333	122,354
Alexander R. Berger	—	—	168,750	353,953
Anastasia Nyrkovskaya	—	—	—	—

(1)	Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of options because in many cases the shares are not sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.
(2)	Shares are related to the vesting of RSU awards which vested evenly on each of March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014 and the value realized is calculated by multiplying the number of vested shares by the closing price of our common stock on NASDAQ on the applicable vesting date.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plans.

Potential Payments upon Termination or Change-In-Control

The following summarizes the potential payments to each NEO as of December 31, 2014 upon termination or change-in-control. The discussion assumes that such event occurred on December 31, 2014, the last business day of our fiscal year, at which time the closing price of our common stock as listed on NASDAQ was $0.55 per share. For a further discussion of these provisions see the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” above.

Andrew D. Perlman

In the event Mr. Perlman’s employment was terminated for (i) Good Reason by Mr. Perlman, or (ii) by the Company without Cause on December 31, 2014, Mr. Perlman would have received severance in the amount of one year of base salary and COBRA payments totaling approximately $40,775. In addition, in the event a change-in-control had occurred on December 31, 2014, Mr. Perlman would have received severance in the amount of one year of base salary, or $400,000, and 75% acceleration of certain unvested RSUs amounting to $145,879 as of December 31, 2014. In addition, upon change-in-control, Mr. Perlman would have been entitled to receive 75% acceleration of certain unvested options which were all out-of-the-money as of December 31, 2014.

Andrew Kennedy Lang

In the event Mr. Lang’s employment agreement was terminated by (i) us without Cause, or (ii) by Mr. Lang with Good Reason on December 31, 2014, Mr. Lang would have received severance in the amount of one year of base salary, or $385,000, and COBRA payments totaling approximately $40,775. Upon change-in-control, Mr. Lang would have been entitled to receive 75% acceleration of certain unvested RSUs amounting to $26,856 as of December 31, 2014. In addition, upon change-in-control, Mr. Lang would have been entitled to receive 75% acceleration of certain unvested options which were all out-of-the-money as of December 31, 2014.

Anastasia Nyrkovskaya

In the event Ms. Nyrkovskaya’s employment was terminated for (i) Good Reason by Ms. Nyrkovskaya, or (ii) by the Company without Cause on December 31, 2014, Ms. Nyrkovskaya would have received severance in the amount of one year of base salary, or $315,000, and COBRA payments totaling approximately $40,775. In addition, upon change-in-control, Ms. Nyrkovskaya would have been entitled to receive 75% acceleration of certain unvested options which were all out-of-the-money as of December 31, 2014.

David L. Cohen, Esq.

In the event Mr. Cohen’s employment was terminated for (i) Good Reason by Mr. Cohen, or (ii) by the Company without Cause on December 31, 2014, Mr. Cohen would have received severance in the amount of one year of base salary, or $315,000, and COBRA payments totaling approximately $40,775. In addition, upon change-in-control, Mr. Cohen would have been entitled to receive 75% acceleration of certain unvested RSUs amounting to $15,898 as of December 31, 2014 and would have been entitled to receive 75% acceleration of certain unvested options which were all out-of-the-money as of December 31, 2014.

Alexander R. Berger

Mr. Berger resigned from the Company on December 19, 2014 and did not receive any payments from the Company in connection with his termination of employment other than the consulting fees in 2015 discussed above. Mr. Berger and the Company also executed a mutual general release of claims that either party has or in the future may have against the other during the period of his employment.

Director Compensation

The following table sets forth the compensation of persons who served as non-employee members of our Board of Directors during the fiscal year ended December 31, 2014. Directors who are employed by us are not compensated for their service on our Board of Directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All other compensation ($)	Total ($)
Ashley C. Keller(2)	35,000	—	255,131	—	290,131
Donald E. Stout(3)	35,000	—	255,131	—	290,131
Noel J. Spiegel(4)	35,000	—	255,131	—	290,131
John Engelman(5)	35,000	—	255,131	—	290,131
H. Van Sinclair(6)	35,000	—	255,131	—	290,131

(1)	Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718. See Notes 2(k) and 10 of the consolidated financial statements disclosed in the Form 10-K for the year ended December 31, 2014, for the assumptions made in the valuation of the equity awards.
(2)	As of December 31, 2014, Mr. Keller held 195,500 fully vested options.

(3)	As of December 31, 2014, Mr. Stout held 56,250 RSUs and 366,178 options, of which 345,345 options were vested.
(4)	As of December 31, 2014, Mr. Spiegel held 180,000 fully vested options.
(5)	As of December 31, 2014, Mr. Engelman held 56,250 RSUs and 552,500 options of which 531,667 options were vested.
(6)	As of December 31, 2014, Mr. Sinclair held 56,250 RSUs and 325,000 options of which 304,167 options were vested.

We reimburse each member of our Board of Directors for reasonable travel and other out-of-pocket expenses in connection with attending meetings of the Board of Directors.

On February 20, 2014, we granted to each of our non-employee directors 120,000 options at an exercise price of $4.10 per share, which vested evenly over four quarters, beginning with the quarter ended March 31, 2014, and agreed to pay each director an annual cash retainer of $35,000 payable quarterly in arrears.

For 2015, we continue to pay our non-employee directors a cash retainer of $35,000 payable quarterly in arrears. On January 22, 2015, we granted to each of our non-employee directors 100,000 options at the exercise price of $0.59 per share that vest evenly over four quarters, beginning with the quarter ended March 31, 2015.

Equity Compensation Plan Information

The following table provides certain aggregate information, as of December 31, 2014, with respect to all of our equity compensation plans then in effect:

Plan Category	(a) No. of securities to be issued upon exercise of outstanding options and rights	(b) Weighted-average exercise price of outstanding options and rights ($)	(c) No. of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Total equity compensation plans approved by security holders(1),(2)	9,207,524	$3.37	5,793,420
Equity compensation plans not approved by security holders(3)	41,178	$0.99	—

(1)	These plans consist of the 2012 Plan and the 2006 Plan. Under the 2012 Plan, a maximum of 15,600,000 shares of common stock may be awarded. The 2012 Plan was approved by the Company’s stockholders on July 19, 2012, following the Merger, replacing Vringo’s then existing 2006 Plan. The maximum number of available common shares under the 2012 Plan is made up of the 9,100,000 previously available common shares under the 2006 Plan and 6,500,000 newly available common shares.
(2)	The numbers of securities to be issued upon exercise of outstanding equities are 8,229,357 and 978,167, respectively for the 2012 Plan and the 2006 Plan. The weighted-average exercise prices of outstanding options are $3.49 and $2.47, respectively for the 2012 Plan and the 2006 Plan.
(3)	This plan consists of Innovate/Protect’s 2011 Equity Incentive Plan assumed by the Company in connection with the merger, which provided for incentive stock options, nonqualified stock options, stock appreciation rights, restricted stocks, restricted stock units, stock bonus awards and performance compensation awards to be issued to directors, officers, managers, employees, consultants and advisors of Innovate/Protect and its affiliates, as defined in the plan. As of the merger, no further issuances can be made under this plan and any forfeitures cannot be reused.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the NASDAQ Capital Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.vringoip.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of KPMG LLP. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2014, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2014 with management and KPMG LLP, our independent registered public accounting firm;
•	Discussed with KPMG LLP the matters required to be discussed in accordance with Auditing Standard No. 16 — Communications with Audit Committees; and
•	Received written disclosures and the letter from KPMG LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP communications with the Audit Committee and the Audit Committee further discussed with KPMG LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and KPMG LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

Members of the Vringo, Inc.
Audit Committee (as of December 31, 2014)

Noel J. Spiegel
H. Van Sinclair
Donald E. Stout

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities. Such persons are required to furnish us copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to us, we believe that our officers, directors and beneficial owners of more than 10% of our common stock complied with all applicable filing requirements during the fiscal year ended December 31, 2014.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions Approval Policy

All related party transactions must be approved by our audit committee or a majority of our independent directors who do not have an interest in the transaction and who will have access, at our expense, to our independent legal counsel.

Transactions with Related Persons

There were no related party transactions to report during the year ended December 31, 2014.

Director Independence and Committee Qualifications

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with Vringo, either directly or indirectly. Based upon this review, we believe that Messrs. Sinclair, Engelman, Stout, Keller and Spiegel qualify as independent directors in accordance with the standards set by NASDAQ, as well as Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, our Board of Directors is comprised of a majority of independent directors as required by NASDAQ rules. The Board has also determined that each member of the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee meets the independence requirements applicable to each such committee member prescribed by NASDAQ and the SEC. The Board has further determined that Messrs. Spiegel and Sinclair are “audit committee financial experts” as defined in the rules of the SEC.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

(Notice Item 1)

On August 20, 2015 the Board of Directors nominated Andrew D. Perlman, John Engelman, Ashley C. Keller, H. Van Sinclair, Noel J. Spiegel and Donald E. Stout for election at the annual meeting. If they are elected, they will serve on our Board of Directors until the 2016 annual meeting of stockholders and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Andrew D. Perlman, John Engelman, Ashley C. Keller, H. Van Sinclair, Noel J. Spiegel and Donald E. Stout. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Vote Required and Board of Directors’ Recommendation

A plurality of the shares voted for each nominee at the annual meeting is required to elect each nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ANDREW D. PERLMAN, JOHN ENGELMAN, ASHLEY C. KELLER, H. VAN SINCLAIR, NOEL J. SPIEGEL AND DONALD E. STOUT AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2: REVERSE STOCK SPLIT

(Notice Item 2)

General

At our 2015 annual meeting of stockholders, holders of our common stock are being asked to approve the proposal that our Amended and Restated Certificate of Incorporation be amended to effect a reverse stock split of the issued and outstanding shares of common stock (such split to combine a number of outstanding shares of our common stock between two (2) and ten (10), such number consisting of only whole shares, into one (1) share of common stock). The full text of the proposed amendment to our Amended and Restated Certificate of Incorporation is attached to this proxy statement as Appendix A. If approved by the stockholders, the reverse stock split would become effective at a time, and at a ratio, to be designated by the Board of Directors. The Board of Directors may effect only one reverse stock split as a result of this authorization. The Board’s decision as to whether and when to effect the reverse stock split will be based on a number of factors, including market conditions, existing and expected trading prices for our common stock and the continued listing requirements of the NASDAQ Capital Market. Even if the stockholders approve the reverse stock split, the Company reserves the right not to effect the reverse stock split if the Board of Directors does not deem it to be in the best interests of the Company and its stockholders to effect the reverse stock split. The reverse stock split, if authorized pursuant to this resolution and if deemed by the Board of Directors to be in the best interests of the Company and its stockholders, will be effected, if at all, at a time that is not later than December 14, 2015.

The proposed amendment to our Amended and Restated Certificate of Incorporation to effect the reverse stock split, as more fully described below, will effect the reverse stock split but will not change the number of authorized shares of common stock or preferred stock, or the par value of common stock or preferred stock. As of the date of this proxy statement, we do not have any current arrangements or understandings relating to the issuance of any additional shares of common stock following the reverse stock split, other than as described in Proposal 3 to this proxy statement.

Purpose

On August 20, 2015, the Board of Directors approved the proposal authorizing the reverse stock split for the following reasons:

•	the Board of Directors believes that effecting the reverse stock split may be an effective means of regaining compliance with the bid price requirement for continued listing of our common stock on The NASDAQ Capital Market; and
•	the Board of Directors believes that a higher stock price may help generate investor interest in the Company, including interest among institutional investors.

If the reverse stock split successfully increases the per share price of our common stock and facilitates the continued listing of our common stock on The NASDAQ Capital Market, as to which no assurance can be given, the Board of Directors believes this increase may facilitate future financings, enhance our ability to transact with our securities and increase the appetite of third parties with whom we may be negotiating for purposes of evaluating potential strategic alternatives.

NASDAQ Requirements for Continued Listing

Our common stock is listed on The NASDAQ Capital Market under the symbol “VRNG.” One of the requirements for continued listing on The NASDAQ Capital Market is maintenance of a minimum closing bid price of $1.00. On November 10, 2014, the closing market price per share of our common stock was $0.98, as reported by the NASDAQ Capital Market, and the price has been below $1.00 for more than 30 consecutive trading days.

On December 18, 2014, we received a letter from NASDAQ indicating that for the last 30 consecutive business days, the bid price of our common shares closed below the minimum $1.00 per share requirement pursuant to NASDAQ Listing Rule 5550(a)(2) for continued listing on The NASDAQ Capital Market. In accordance with NASDAQ Listing Rule 5810(c)(3)(A), we had an initial grace period of 180 calendar days, or until June 16, 2015, to regain compliance with the minimum bid price requirement. On June 17, 2015, we received a letter from NASDAQ indicating that we have been granted an additional 180-day period, or until December 14, 2015, to regain compliance with the minimum $1.00 bid price per share requirement for continued listing on The NASDAQ Capital Market, as set forth in NASDAQ Listing Rule 5810(c)(3)(A)(ii).

Our plan to regain compliance with the NASDAQ Listing Rules, which includes effecting the reverse stock split of our common stock for which we are seeking stockholder approval in this Proposal 2. We cannot assure that our share price will comply with the requirements for continued listing of our common shares on the NASDAQ Capital Market in the future or that we will comply with the other continued listing requirements. If our common shares lose their status on the NASDAQ Capital Market, our common shares would likely trade in the over-the-counter market.

If our shares were to trade on the over-the-counter market, selling our common shares could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event our common stock is delisted, broker-dealers have certain regulatory burdens imposed upon them, which may discourage broker-dealers from effecting transactions in our common stock, further limiting the liquidity of our common stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our common stock.

Such delisting from The NASDAQ Capital Market and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing, and could significantly increase the ownership dilution to stockholders caused by our issuing equity in financing or other transactions.

In light of the factors mentioned above, our Board of Directors approved the reverse stock split as a potential means of increasing the share price of our common stock to above $1.00 per share and of maintaining the share price of our common stock above $1.00 per share in compliance with NASDAQ requirements.

Potential Increased Investor Interest

In approving the proposal authorizing the reverse stock split, the Board of Directors considered that the Company’s common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks.

There are risks associated with the reverse stock split, including that the reverse stock split may not result in a sustained increase in the per share price of our common stock.

We cannot predict whether the reverse stock split will increase the market price for our common stock on a sustained basis. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•	the market price per share of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split;
•	the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;
•	our ability to conduct future financings will be enhanced; and
•	the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by NASDAQ, or that we will otherwise meet the requirements of NASDAQ for continued inclusion for trading on the NASDAQ Capital Market.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize the Board of Directors to implement the reverse stock split and the Board of Directors implements the reverse stock split, we will amend the existing provision of Article Fourth of our Amended and Restated Certificate of Incorporation by adding the following paragraphs:

“(3) Reverse Stock Split. Effective at 5:00 p.m. (Eastern time), on the date of filing of this Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock issued and outstanding prior to the Effective Time and the shares of Common Stock issued and held in treasury of the Corporation immediately prior to the Effective Time shall automatically be reclassified into a smaller number of shares such that each      (    ) shares of the Corporation’s issued and outstanding Common Stock immediately prior to the Effective Time are reclassified into one validly issued, fully paid and nonassessable share of Common Stock, without any further action by the Corporation or the holder thereof. No fractional shares of Corporation common stock will be issued as a result of the reverse stock split. Instead, stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to rounding up of their fractional share to the nearest whole share.

(4) Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (as well as the right to receive a whole share in lieu of a fractional share of Common Stock), provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (including the right to receive a whole share in lieu of a fractional share of Common Stock).”

The reverse stock split will be effected simultaneously for all issued and outstanding shares of common stock and the exchange ratio will be the same for all issued and outstanding shares of common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share that would be rounded up to the next highest whole share. Common stock issued pursuant to the reverse stock split will remain fully paid and nonassessable. The reverse stock split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act. Following the reverse stock split, our common stock will continue to be listed on the NASDAQ Capital Market, under the symbol “VRGN,” although it would receive a new CUSIP number.

By approving this amendment, stockholders will approve the combination of any whole number of shares of common stock between and including two (2) and ten (10) into one (1) share. The certificate of amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of the Company and its stockholders. In accordance with these resolutions, the Board of Directors will not implement any amendment providing for a different split ratio.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the certificate of amendment is approved by the Company’s stockholders, and if at such time the Board of Directors still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Board of Directors will determine the ratio of the reverse stock split to be implemented. The Company will file the certificate of amendment with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for the reverse stock split. The Board of Directors may delay effecting the reverse stock split, if at all, until a time that is not later than December 14, 2015 without re-soliciting stockholder approval. The reverse stock split will become effective on the date of filing of the certificate of amendment with the Secretary of State of the State of Delaware. Beginning on the effective date of the split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Book-Entry Shares

If the reverse stock split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the reverse stock split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-reverse stock split shares of our common stock owned in book-entry form.

Certificated Shares

As soon as practicable after the effective date of the split, stockholders will be notified that the reverse stock split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Stockholders of record on the effective date of the split who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will in lieu of a fractional share, be entitled upon surrender to the exchange agent of certificates representing such pre-split shares, to receive one whole share of common stock by virtue of rounding up such fractional share to the next highest whole share. The ownership of such a whole share will give the holder thereof the same voting, dividend, and other rights as are held by other holders of common stock.

Stockholders should be aware that receipt of a whole share of common stock resulting from the rounding up of a fractional share interest to the next highest whole share may have tax consequences. Each holder should seek advice based on the holder’s particular circumstances from an independent tax advisor.

Accounting Matters

The reverse stock split will not affect the common stock capital account on our balance sheet. However, because the par value of our common stock will remain unchanged on the effective date of the split, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the reverse stock split the board of directors decides to implement, the stated capital component will be reduced to an amount between $109,430 and $547,148 of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of common stock outstanding. Prior periods’ per share amounts will be restated to reflect the reverse stock split.

Effect on Par Value

The proposed amendment to our Amended and Restated Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.01 per share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed reverse stock split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. Other than the reverse stock split proposal, the Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

No Dissenters’ Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenters’ rights with respect to the reverse stock split, and the Company will not independently provide stockholders with any such right.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.

The following discussion describes the anticipated material United States federal income tax consequences to “U.S. holders” (as defined below) of our capital stock relating to the reverse stock split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the reverse stock split and there can be no assurance the IRS will not challenge the statements set forth below or that a court would not sustain any such challenge. The following discussion is for information purposes only and is not intended as tax or legal advice.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our capital stock that is for United States federal income tax purposes:

(i)	an individual citizen or resident of the United States;
(ii)	a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the United States, any state or the District of Columbia;

(iii)	an estate with income subject to United States federal income tax regardless of its source; or
(iv)	a trust that (a) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

This discussion assumes that a U.S. holder holds our capital stock as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular stockholder or to stockholders that are subject to special treatment under United States federal income tax laws including, but not limited to, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, or stockholders holding their shares of our capital stock as part of a “straddle,” “hedge,” “conversion transaction” or other integrated transaction. In addition, this discussion does not address other United States federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the reverse stock split under state, local or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the reverse stock split.

If a partnership (or other entity treated as a partnership for United States federal income tax purposes) is a stockholder, the tax treatment of a partner in the partnership or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

We believe that the reverse stock split should qualify as a “recapitalization” under Section 368(a)(1)(E) of the Code. Accordingly:

•	A U.S. holder will not recognize any gain or loss as a result of the reverse stock split.
•	A U.S. holder’s aggregate tax basis in his, her or its post-reverse stock split shares will be equal to the aggregate tax basis in the pre-reverse stock split shares exchanged therefor.
•	A U.S. holder’s holding period for the post-reverse stock split shares will include the period during which such stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

Treasury Regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the reverse stock split. Holders of shares of our common stock who acquired their shares on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares among their post-reverse stock split shares.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to not file the Certificate of Amendment and to abandon any reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the annual meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board of Directors to delay, not proceed with, and abandon, these proposed amendments if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve the amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our common stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO AUTHORIZE THE BOARD OF DIRECTORS IN ITS DISCRETION TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK (SUCH SPLIT TO COMBINE A NUMBER OF OUTSTANDING SHARES OF OUR COMMON STOCK BETWEEN TWO (2) AND TEN (10), SUCH NUMBER CONSISTING OF ONLY WHOLE SHARES, INTO ONE (1) SHARE OF OUR COMMON STOCK), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3:  TO AUTHORIZE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING CONVERTIBLE NOTES AND WARRANTS ISSUED BY US PURSUANT TO THE TERMS OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED MAY 4, 2015, BY AND AMONG VRINGO, INC. AND THE INVESTORS NAMED THEREIN, IN AN AMOUNT EQUAL TO OR IN EXCESS OF 20% OF OUR COMMON STOCK OUTSTANDING BEFORE THE ISSUANCE OF SUCH CONVERTIBLE NOTES AND WARRANTS.

(Notice Item 3)

Background and Description of Proposal

Financing Transaction

On May 4, 2015, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors (the “Investors”) in a registered direct offering of $12,500,000 of our Senior Secured Convertible Notes (collectively, “Notes”) and warrants (collectively, “Warrants”) to purchase up to 5,375,000 shares of our common stock in an offering (“Offering”) pursuant to a prospectus supplement to our effective shelf registration statement on Form S-3 (Registration No. 333-182823) (the “Financing Transaction”). As of September 25, 2015, the amount of principal outstanding was $5,396,302.

On May 4, 2015, we issued Notes under an indenture, between us and Computershare Trust Company, N.A., as trustee (the “Base Indenture”), as supplemented by a first supplemental indenture thereto, relating to the Notes (the “First Supplemental Indenture” and, the Base Indenture as supplemented by the First Supplemental Indenture, the “First Indenture”). The terms of the Notes include those provided in the First Indenture and those made part of the First Indenture by reference to the Trust Indenture Act.

Securities Purchase Agreement

The Notes and Warrants issued on May 4, 2015 (the “Closing”), pursuant to the terms of the Purchase Agreement. The Purchase Agreement provides for the sale of the Notes and the Warrants at the Closing for gross proceeds of $12,500,000.

The Purchase Agreement obligates us to indemnify the Investors and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by us, (ii) any breach of any obligation of ours, and (iii) certain claims by third parties.

The Purchase Agreement contains representations and warranties of our company and the Investors which are typical for transactions of this type. In addition, it contains customary covenants on our part that are typical for transactions of this type, as well as the following additional covenants: (i) until the 60th day after the Closing Date (the “Applicable Date”), we agreed not to file any registration statement, other than a registration statement on Form S-8, post-effective amendments to registration statements that are effective solely to update the information contain therein, and a universal shelf registration statement on Form S-3 filed with the SEC not less than 30 days after the Closing Date, (ii) we agreed not to conduct any other securities offerings until after the Applicable Date, except for certain excluded securities, and while the Notes are outstanding, we agreed not to enter into any variable rate transactions; (iii) we agreed to offer to the investors, as long as the Notes remain outstanding, the opportunity to participate in any subsequent securities offerings by our company; (iv) we agreed to hold a stockholder meeting not later than December 1, 2015 at which we will solicit the stockholders affirmative vote for approval of resolutions providing for our issuance of all the securities described in the transaction documents in accordance with the applicable law and rules and regulations of The NASDAQ Stock Market, for which this Proposal No. 3 refers to, and an increase in the number of shares of common stock that we are authorized to issue to 250,000,000, for which Proposal No. 4 is referred to.

Notes and Indentures

The Notes will not be issued with an original issue discount and are not subject to defeasance. The Notes will be issued in certificated form and not as global securities.

Ranking

The Notes will be the senior secured obligations of our company and not the obligations of our subsidiaries. The Notes will be secured by a first priority perfected security interest in certain of our company’s assets, including, without limitation, the Subsidiary Notes and the security interests securing the Subsidiary Notes, as evidenced by the Security Agreement and related security documents.

Maturity Date

Unless earlier converted or redeemed, the Notes will mature twenty-one months following their issuance date, or Maturity Date, subject to the right of the investors to extend the date (i) if an event of default under the Notes has occurred and is continuing or any event shall have occurred and be continuing that with the passage of time and the failure to cure would result in an event of default under the Notes and (ii) for a period of 20 business days after the consummation of a fundamental transaction if certain events occur.

Interest

Interest on the Notes will accrue at 8% per annum on the principal amount of the Notes. Interest on the Notes is payable quarterly in shares of common stock or cash, at our option. Interest on the Notes is computed on the basis of a 360-day year and twelve 30-day months and is payable in arrears quarterly and is compounded quarterly. The interest rate will increase to 16.5% per annum upon the occurrence of and during the continuance of any event of default pursuant to the Notes.

Interest on the Notes is payable in arrears on each Installment Date (as defined below). If a holder elects to convert or redeem all or any portion of a Note prior to the Maturity Date, all accrued and unpaid interest on the amount being converted or redeemed will also be payable. If we elects to redeem all or any portion of a Note prior to the Maturity Date, all accrued and unpaid interest on the amount being redeemed will also be payable.

Late Charges

We are required to pay a late charge of 16.5% on any amount of principal or other amounts due which are not paid when due. Late charges are payable in arrears on each Installment Date. If a holder elects to convert or redeem all or any portion of a Note prior to the Maturity Date, all accrued and unpaid late charges on the amount being converted or redeemed will also be payable. If we elect to redeem all or any portion of a Note prior to the Maturity Date, all accrued and unpaid late charges on the amount being redeemed will also be payable.

Conversion

All amounts due under the Notes are convertible at any time, in whole or in part, at the option of the holders into shares of our common stock at a conversion price, or Fixed Conversion Price, which is subject to adjustment as described below. If a holder elects to convert all or any portion of a Note prior to the Maturity Date, all accrued and unpaid interest and accrued and unpaid late charges on the principal amount being converted will also be converted at the Fixed Conversion Price.

The Notes are initially convertible into shares of our common stock at the initial Fixed Conversion Price of $1.00 per share. The Fixed Conversion Price is subject to adjustment for stock splits, combinations or similar events. If we sell or issue any securities with “floating” conversion prices based on the market price of our common stock, a holder of a Note will have the right thereafter to substitute the “floating” conversion price for the Fixed Conversion Price upon conversion of all or part of the Note.

If we fail to timely deliver common stock upon conversion of the Notes, we have agreed to pay certain liquidated damages to the converting holder.

Payment of Principal and Interest

We have agreed to make amortization payments with respect to the principal amount of each Note on the first trading day of each calendar month following the date the Notes are issued until the Maturity Date (collectively, the “Installment Dates”).

The amortizing portion of the principal of each Note, or Amortization Amount, will equal (i) for all Installment Dates other than the Maturity Date, the lesser of (x) the holder’s pro-rata share of $595,238.10 and (y) the principal amount then outstanding under the Note, and (ii) on the Maturity Date, the principal amount then outstanding under the Note.

We may pay the Amortization Amount, all accrued and unpaid interest and accrued and unpaid late charges, or collectively the Installment Amount, in cash or shares of our common stock, at our election, subject to the satisfaction of the Equity Conditions (as defined below) as described below if we elect to pay in shares of common stock.

Acceleration of Amortization Amounts

On any day during the period commencing on an Installment Date, or Current Installment Date, and ending on the trading day prior to prior to the next Installment Date, the holder of a Note may, at its election, convert the Installment Amounts due on up to six future Installment Dates at the Company Conversion Price (as defined below) in effect on the Current Installment Date.

The “Company Conversion Price” on any given date, other than the first Installment Date, is equal to (1) 85% multiplied by (2) the quotient of (A) the sum of each of the three (3) lowest Closing Sale Prices of our common stock during the twenty (20) consecutive trading day period immediately preceding the applicable Installment Date (each such period, a “Company Conversion Measuring Period”) divided by (B) three (3).

Event of Default

If an event of default occurs, holders of the Notes may force us to redeem all or any portion of the Notes (including all accrued and unpaid interest thereon), in cash, at a price equal to the greater of (i) up to 120% during the period from the issuance date to the one year anniversary of the issuance date and 115% thereafter of the amount being redeemed, depending on the nature of the default, and (ii) the product of the following: (a) the Conversion Rate (as defined below) multiplied (b) up to 120% during the period from the issuance date to the one year anniversary of the issuance date and 115% thereafter of the amount being redeemed, depending on the nature of the default, multiplied by the highest closing sale price of our common stock during the period beginning on the date immediately before the event of default and ending on the date of redemption. The “Conversion Rate” is determined by dividing the amount being converted or redeemed by the Fixed Conversion Price. If we fail to make the cash redemption payment, the conversion price of the Notes shall be automatically adjusted with respect to each conversion effected thereafter to the lowest of (x) the lowest Company Conversion Price of the Installment Dates occurring during the period commencing on the date the holder delivers the applicable redemption Notice and ending on the date that the redemption notice is voided by the holder, (B) 85% of the lowest closing bid price of the common stock during the period commencing on the date the holder delivers the applicable redemption Notice and ending on the date that the redemption notice is voided by the holder and (C) 85% of the VWAP of the common stock for the 5 trading day period immediately preceding the Conversion Date of the applicable conversion.

Fundamental Transactions

The Notes prohibit us from entering into specified transactions involving a change of control, unless the successor entity assumes in writing all of our obligations under the Notes under a written agreement.

In the event of transactions involving a change of control, the holder of a Note will have the right to force us to redeem all or any portion of the Note it holds (including all accrued and unpaid thereon) at a price equal to 120% during the period from the issuance date to the one year anniversary of the issuance date and 115% thereafter of the amount being redeemed.

Limitations on Conversion and Issuance

A Note may not be converted and shares of common stock may not be issued under the Notes if, after giving effect to the conversion or issuance, the holder together with its affiliates would beneficially own in excess of 9.99% of our outstanding shares of common stock, or Note Blocker. The Note Blocker may be raised or lowered to any other percentage not in excess of 9.99% at the option of the selling security holder, except that any raise will only be effective upon 61-days’ prior notice to us.

A Note may not be converted and shares of common stock may not be issued under the Note if the sum of the number of shares of common stock to be issued plus the number of shares of common stock issued under all of the Notes, the Warrants would exceed 18,718,207 shares of our common stock unless we have obtained stockholder approval pursuant to NASDAQ Listing Rule 5635(d) for the issuance of more than 18,718,207 shares of our common stock under the Notes, or the NASDAQ Blocker for which this Proposal No. 3 relates.

Warrants

On the Closing Date, we issued Warrants that will entitle the holders of the Warrants to purchase, in aggregate, up to 5,375,000 shares of our common stock. The Warrants will not be exercisable until the six month and one day anniversary of the date of their issuance and will expire five years from the date of they become exercisable. The Warrants will initially be exercisable at an exercise price equal to $1.00, subject to certain adjustments.

The Warrants may be exercised for cash, provided that, if there is no effective registration statement available registering the exercise of the Warrants, the Warrants may be exercised on a cashless basis.

The exercise price of the Warrants is subject to adjustment for stock splits, combinations or similar events. If we sell or issue any securities with “floating” conversion prices based on the market price of our common stock, a holder of a Warrant will have the right thereafter to substitute the “floating” conversion price for the exercise price upon exercise of all or part the Warrant.

Similar to the Notes, the Warrants require “buy-in” payments to be made by us for failure to deliver the shares of common stock issuable upon exercise.

Proposal to Approve Financing Transaction

NASDAQ Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving (i) the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) at a price less than the greater of book or market value which equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. In the case of the Financing Transaction, the 20% threshold is determined based on the shares of our common stock outstanding immediately preceding the Financing Transaction, which we signed on May 4, 2015. Because the issuance of shares of our common stock underlying the Notes and Warrants may trigger our obligation to obtain stockholder approval under NASDAQ Listing Rule 5635(d), the Note and Warrant holders agreed that the total shares of our common stock that may be issued under the Convertible Notes and Warrants is limited to 19.99% of the total number of shares of our common stock outstanding immediately preceding the Financing Transaction, until we obtain stockholder approval of the Financing Transaction or a waiver of NASDAQ Listing Rule 5635(d). We are permitted to issue up to 18,718,207 shares of our common stock to the Note and Warrant holders without obtaining stockholder approval under NASDAQ Listing Rule 5635(d). We are now seeking stockholder approval to issue more than 20% of our outstanding shares of common stock to the Note and Warrant holders under the terms of the Financing Transaction.

We have no control over whether the Note holders convert their Notes or whether the Warrant holders exercise their Warrants. Further, we cannot predict the market price of our common stock at any future date, and therefore cannot predict the applicable prices at which the Notes may be converted. In addition, the Notes and Warrants are subject to antidilution adjustment provisions which, if triggered, may require the issuance of additional shares upon conversion or exercise. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of shares that may be issued under the Notes or Warrants. Under certain circumstances, however, it is possible, that we may have to issue more than 20% of our outstanding shares of common stock to the Note and Warrant holders under the terms of the Financing Transaction. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of common stock, if necessary, to the Note and Warrant holders under the terms of the Financing Transaction.

Any transaction requiring approval by our stockholders under NASDAQ Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our common stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of common stock.

Future issuances of securities under the Financing Transaction, if any, may cause a significant reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of common stock issued to the Note and Warrant holders could cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of common stock in connection with the Financing Transaction may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of Vringo. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the NASDAQ Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of Vringo, as defined by NASDAQ Listing Rule 5635(b), without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Financing Transaction under NASDAQ Listing Rule 5635(b) because the Note and Warrant holders have agreed that, for so long as they hold any shares of our common stock, neither they nor any of their affiliates will acquire shares of our common stock which result in them and their affiliates, collectively, beneficially owning or controlling more than 9.99% of the total outstanding shares of our common stock.

Consequences of Not Approving this Proposal

After extensive efforts to raise capital on more favorable terms, we believe that the Financing Transaction is the only viable financing alternative available to us at this time. If our stockholders do not approve this proposal, we will not be able to issue more than 20% of our outstanding shares of common stock to the Note and Warrant holders in connection with the Financing Transaction. As a result, we may be unable to make some of the amortization payments due under the Notes in shares of our common stock or issue sufficient shares upon exercise of the Warrants which will, in lieu of those shares, require that we pay substantial cash amounts to the Note and Warrant holders. We do not have, and do not anticipate having, sufficient funds to make any substantial cash payments to the Note and Warrant holders.

The Securities Purchase Agreement, the form of Notes, the Base Indenture, the form of First Supplemental Indentures, and the form of Warrants were filed with the Securities and Exchange Commission on our Current Report on Form 8-K filed on May 4, 2015.

Vote Required and Board of Directors’ Recommendation

NASDAQ Listing Rule 5635(d) generally requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of common stock under the Financing Transaction. The approval of Proposal No. 3 requires the affirmative vote of a majority of the votes of the shares of our common stock, present at the annual meeting in person or by proxy and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING CONVERTIBLE NOTES AND WARRANTS, IN AN AMOUNT EQUAL TO OR IN EXCESS OF 20% OF OUR COMMON STOCK OUTSTANDING BEFORE THE ISSUANCE OF SUCH CONVERTIBLE NOTES AND WARRANTS, IN SATISFACTION OF THE NASDAQ LISTING RULE 5635(d), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 4: AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE
FROM 150,000,000 SHARES TO 250,000,000 SHARES THE AGGREGATE NUMBER OF SHARES
OF COMMON STOCK AUTHORIZED TO BE ISSUED

(Notice Item 4)

The Board of Directors has determined that it is advisable to increase our authorized common stock from 150,000,000 shares to up to a maximum of 250,000,000 shares pursuant to our obligation under the Purchase Agreement, and has voted to recommend that the stockholders adopt an amendment to our amended and restated certificate of incorporation, or the certificate of incorporation, effecting the proposed increase. The full text of the proposed amendment to the certificate of incorporation is attached to this proxy statement as Appendix B.

As of September 25, 2015, approximately 110,627,065 shares of our common stock were issued and outstanding and approximately an additional 24,287,839 shares were reserved for issuance upon the conversion of existing debt securities, exercise of warrants and exercise of options granted and vesting of restricted stock units granted. Accordingly, a total of approximately 15,151,763 shares of common stock is available for future issuance.

The Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with future financings, acquisitions, investment opportunities, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to our certificate of incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments, however, we seek stockholders approval for the increase of the authorized shares due to our obligation under the Purchase Agreement. In the event we implement the reverse stock split and determine the increase in the authorized shares is not in the best interest of our stockholders, we reserve the right not to adopt the increase in the authorized shares.

We will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of The NASDAQ Stock Market or any other stock exchange on which our shares may then be listed. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve the amendment to our certificate of incorporation to effect the proposed increase in our authorized shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 5: APPROVAL OF AMENDMENT TO OUR 2012 STOCK INCENTIVE PLAN

(Notice Item 5)

General

On August 20, 2015, our Board of Directors approved an amendment to our 2012 Employee, Director and Consultant Equity Incentive Plan, or the Plan, effective upon approval by our stockholders at the annual meeting, to increase the number of shares authorized for issuance of awards under the Plan by 4,790,854 shares, from 16,209,146 to an aggregate of 21,000,000 shares of common stock. Our Plan was approved by our Board of Directors and stockholders in 2012. As of September 25, 2015, we had 10,747,080 equity awards outstanding and 5,462,066 awards available for future issuance under the Plan. By its terms, the Plan may be amended by the Board of Directors, provided that any amendment which the Board of Directors determines requires stockholder approval is subject to receiving such stockholder approval. On August 20, 2015, our Board of Directors voted to approve an amendment to the Plan to increase the aggregate number of shares of common stock available for the grant of awards under the Plan to 21 million.

The proposed number of shares subject to the Plan is the sum of: (i) 21 million shares of common stock and (ii) any shares of common stock that are represented by awards granted under our 2006 Stock Option Plan that are forfeited, expire or are cancelled without delivery of shares of common stock or which result in the forfeiture of shares of common stock back to us on or after the date of the Plan approval by the stockholders, or the equivalent of such number of shares after the administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with the Plan; provided, however, that no more than 1.5 million shares shall be added to the Plan.

This amendment is being submitted to you for approval at the annual meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our Plan by complying with Section 162(m) of the Code. Approval by our stockholders of the Plan is also required by the listing rules of The NASDAQ Stock Market.

Generally shares of common stock reserved for awards under the Plan that lapse or are canceled will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant. Our Plan provides that no participant may receive awards for more than 4,000,000 shares of common stock in any fiscal year.

Our Board of Directors, the Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under our Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board of Directors believes approval of the amendment to increase the aggregate number of shares available for issuance under the Plan is in our best interests and those of its stockholders and recommends a vote “FOR” the approval of the amendment to the Plan.

The following is a brief summary of the Plan. This summary is qualified in its entirety by reference to the text of the Plan, as amended, a copy of which is attached as Appendix C to this Proxy Statement.

Material Features of our Plan.

Eligibility.  The 2012 Plan allows us, under the direction of its Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with our performance. The Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. As of September 25, 2015, there were 15 individuals eligible to participate.

Stock Options.  Stock options granted under the Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive stock options may be granted to our employees and our affiliates. Non-qualified options may be granted to our employees, directors and consultants and our affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of the our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability.

Restricted Stock.  Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards.  The Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights, phantom stock awards, and stock unit awards. Our Board of Directors or an authorized committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period.

Plan Administration.  In accordance with the terms of our Plan, our Board of Directors has authorized our Compensation Committee to administer the Plan. The Compensation Committee may delegate part of its authority and powers under our Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are our directors or executive officers. In accordance with the provisions of the Plan, our Compensation Committee determines the terms of awards, including:

•	which employees, directors and consultants will be granted awards;
•	the number of shares subject to each award;
•	the vesting provisions of each award;
•	the termination or cancellation provisions applicable to awards; and
•	all other terms and conditions upon which each award may be granted in accordance with the Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant; and provided, further, that, without the prior approval of our stockholders, options and stock appreciation rights will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award.

Stock Dividends and Stock Splits.  If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Corporate Transactions.  Upon a merger or other reorganization event, our Board of Directors, may, in its sole discretion, take any one or more of the following actions pursuant to our Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;
•	upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;
•	in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;
•	provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and
•	with respect to stock grants and in lieu of any of the foregoing, the Board of Directors or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Board of Directors or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

Notwithstanding the foregoing, in the event the Corporate Transaction also constitutes a Change of Control, then all Options outstanding on the date of the Corporate Transaction shall have vesting acceleration until the next vesting date, unless otherwise agreed upon with the Administrator.

Amendment and Termination.  Our Plan may be amended by our stockholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires stockholder approval as required by the rules of The NASDAQ Stock Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval. In addition, if The NASDAQ Stock Market amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” of equity compensation plans, then, from and after the effective date of such an amendment to The NASDAQ Stock Market rules, no amendment of the Plan which (i) materially increases the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spin off or similar transaction); (ii) materially increases the benefits to participants, including any material change to: (a) permit a repricing (or decrease in exercise price) of outstanding options, (b) reduce the price at which awards may be offered, or (c) extend the duration of the Plan; (iii) materially expands the class of participants eligible to participate in the Plan; or (iv) expands the types of awards provided under the Plan shall become effective unless stockholder approval is obtained. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.

Duration of Plan.  The Plan will expire by its terms on the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by our stockholders.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:  Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:  Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:  With respect to stock grants under our Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:  The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

The amounts of future grants under the Plan are not determinable as awards under the Plan and will be granted at the sole discretion of the Compensation Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the Plan or the amount or types of any such awards.

On August 20, 2015, the closing market price per share of our common stock was $0.62, as reported by The NASDAQ Stock Market.

For these reasons, the Board of Directors has recommended adopting an amendment to our Plan to increase the number of shares authorized to be granted thereunder.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares of our common stock present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve the Amendment to the Plan.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE VRINGO, INC. 2012 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN TO INCREASE BY 5,400,000 SHARES THE AGGREGATE NUMBER OF SHARES WHICH MAY BE GRANTED UNDER THE PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 6: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 6)

The Audit Committee has appointed CohnReznick LLP, or CohnReznick, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2015. KPMG LLP was our independent registered public accounting firm for the fiscal year ended December 31, 2014. On July 13, 2015, we replaced KPMG LLP as our independent registered public accounting firm with CohnReznick. The Board proposes that the stockholders ratify the appointment of CohnReznick. We expect that representatives of CohnReznick will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

Our Audit Committee of the Board of Directors conducted a selection process to determine our registered public accounting firm for the fiscal year ending December 31, 2015. As a result of this process, the Audit Committee approved the appointment of CohnReznick as our independent registered public accounting firm for the fiscal year ending December 31, 2015, and the dismissal of KPMG LLP as the Company’s independent registered public accounting firm, as of July 13, 2015. The report of KPMG LLP on our consolidated financial statements as of and for the year ended December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG LLP’s report on the consolidated financial statements contained a separate paragraph stating that “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1 to the consolidated financial statements, we have suffered recurring losses from operations and negative cash flows from operating activities and may not have sufficient cash or available sources of liquidity to support operating requirements that raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.” In connection with the audit of our consolidated financial statements for the fiscal year ended December 31, 2014, and the subsequent interim period through July 13, 2015, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in its report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended December 31, 2014 or the subsequent interim period through July 13, 2015.

In deciding to appoint CohnReznick, the Audit Committee reviewed auditor independence issues and existing commercial relationships with CohnReznick and concluded that CohnReznick has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2015.

Somekh Chaikin, a member firm of KPMG International (“KPMG Israel”), served as our independent registered public accounting firm for the fiscal year ended December 31, 2013.

The following table presents fees for professional audit services rendered by KPMG LLP and KPMG Israel for the audit of our annual financial statements for the years ended December 31, 2014 and 2013 and fees billed for other services rendered by KPMG LLP and KPMG Israel during those periods.

	2014	2013
Audit fees:(1)	$412,500	187,000
Tax fees:(2)	25,000	8,000
Total	$437,500	$195,000

(1)	This category includes fees associated with the annual audits of our financial statements, quarterly reviews of our financial statements, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. The fees of $412,500 in 2014 were incurred by KPMG LLP and the fees of $187,000 in 2013 were incurred by KPMG Israel.

(2)	Tax fees represent the aggregate fees for tax compliance, tax advice, and tax planning services provided by KPMG Israel related to our Israeli subsidiary.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Public Accountant

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our independent registered public accounting firm. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our independent registered public accounting firms in 2014 and 2013.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

(i) Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

(ii) Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

(iii) Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

(iv) Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of CohnReznick as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes of the shares of our common stock, present at the annual meeting in person or by proxy and entitled to vote is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF COHNREZNICK AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 7: ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION
AS DISCLOSED IN THIS PROXY STATEMENT

(Notice Item 7)

We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually, and the next such advisory vote will occur at the 2016 annual meeting of stockholders.

Our compensation philosophy is designed to provide the compensation and incentives needed to motivate and reward fairly those individuals who perform over time at or above the levels that we expect and to attract, as needed, and retain individuals with the skills necessary to achieve our objectives and who are crucial to our long-term success. Our compensation program is also designed to reinforce a sense of ownership and to link compensation to our performance as well as the performance of each of our named executive officers.

We rely on qualified, highly skilled and talented employees who have experience in the legal, intellectual property licensing and enforcement, and other technology-related industries to execute our business plan and strategy. Thus, our compensation program is structured in a manner similar to companies in these industries in order to attract and retain talented employees who may have other opportunities in these industry areas.

Our compensation program consists of these general elements:

•	a fixed portion of compensation, in the form of a base salary, to retain and provide a base level of compensation to our named executive officers; and
•	a long-term performance element in the form of equity, to incentivize our named executive officers to achieve superior corporate performance.

In determining the total amount and mixture of the compensation for each of our named executive officers, the Compensation Committee subjectively considers the overall value to the Company of each named executive officer in light of numerous factors, including, but not limited to, the following:

•	our competitive position;
•	our financial performance and the contribution of each individual to our financial performance;
•	individual performance, including past and expected contribution to our corporate goals and execution of our business plan and strategy; and
•	our long-term needs and operational goals, including attracting and retaining key management personnel.

Stockholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2015 annual meeting:

“RESOLVED, that the compensation paid to the named executive officers of Vringo, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve, on an advisory basis, this resolution.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 8: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING,
IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES
IN FAVOR OF PROPOSALS 2 THROUGH 5

(Notice Item 8)

We are asking our stockholders to vote on a proposal to approve the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 2 through 5.

Vote Required and Board of Directors’ Recommendation

Approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Proposals 2 through 5 requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote either in person or by proxy at the annual meeting. A “broker non-vote” or a failure to submit a proxy or vote at the annual meeting will have no effect on the outcome of the vote for this Proposal No. 8. For purposes of the vote on this Proposal No. 8, an abstention will have the same effect as a vote “AGAINST” such proposal.

THE VRINGO BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 2 THROUGH 5.

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our CEO and chief financial and accounting officers. The text of the code of conduct and ethics is posted on the “Investors — Corporate Governance” section of our website at www.vringoip.com, and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 780 Third Avenue, 12th Floor, New York, New York 10017. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of NASDAQ Stock Market.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2016 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) no later than 120 days prior to the date that is one year from this year’s mailing date. To be considered for presentation at the 2016 annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than 75 days prior to the date that is one year from this year’s mailing date and no later than 45 days prior to the date that is one year from this year’s mailing date. Proposals that are not received in a timely manner will not be voted on at the 2016 annual meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Clifford Weinstein, Executive Vice President, Vringo, Inc., 780 Third Avenue, 12th Floor, New York, New York 10017.

New York, New York
September 25, 2015

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
VRINGO, INC.

VRINGO, INC., a Delaware corporation (the “Corporation”), does hereby certify that:

FIRST:	The name of the Corporation is VRINGO, INC.
SECOND:	The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 9, 2006 and the Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 22, 2010, and as further amended by the Certificate of Amendment of the Amended and Restated Certificate of Incorporation on July 19, 2012.
THIRD:	The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), adopted resolutions amending the Corporation’s Amended and Restated Certificate of Incorporation as follows:
Article Fourth of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended by adding the following Sections (3) and (4):
“(3) Reverse Stock Split. Effective at 5:00 p.m. (Eastern time), on the date of filing of this Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock issued and outstanding prior to the Effective Time and the shares of Common Stock issued and held in treasury of the Corporation immediately prior to the Effective Time shall automatically be reclassified into a smaller number of shares such that each ( ) shares of the Corporation’s issued and outstanding Common Stock immediately prior to the Effective Time are reclassified into one validly issued, fully paid and nonassessable share of Common Stock, without any further action by the Corporation or the holder thereof. No fractional shares of Corporation common stock will be issued as a result of the reverse stock split. Instead, stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to rounding up of their fractional share to the nearest whole share.
(4) Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (as well as the right to receive a whole share in lieu of a fractional share of Common Stock), provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (including the right to receive a whole share in lieu of a fractional share of Common Stock).”
FOURTH:	Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Sections 222 and 242 of the DGCL.

Appendix A-1

IN WITNESS WHEREOF, the Corporation has caused this CERTIFICATE OF AMENDMENT to be signed by            its [        ] as of the [     ] day of [           ], 201 .

VRINGO, INC.

By:
Name:
Title:

Appendix A-2

APPENDIX B

FORM OF CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
VRINGO, INC.

VRINGO, INC., a Delaware corporation (the “Corporation”), does hereby certify that:

FIRST:	The name of the Corporation is VRINGO, INC.
SECOND:	The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 9, 2006 and the Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 22, 2010, and as further amended by the Certificate of Amendment of the Amended and Restated Certificate of Incorporation on July 19, 2012.
THIRD:	The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), adopted resolutions amending the Corporation’s Amended and Restated Certificate of Incorporation as follows:
The second sentence of Article Fourth of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“The total number of shares the Corporation shall have the authority to issue is two hundred fifty-five million (255,000,000) shares, two hundred fifty million (250,000,000) shares of which shall be Common Stock and five million (5,000,000) shares of which shall be Preferred Stock.”

FOURTH:	Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Sections 222 and 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this CERTIFICATE OF AMENDMENT to be signed by           its [        ] as of the [     ] day of [           ], 201 .

VRINGO, INC.

By:
Name:
Title:

Appendix B-1

APPENDIX C

VRINGO, INC.

2012 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN
(as amended on         )

1. DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Vringo, Inc. 2012 Employee, Director and Consultant Equity Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan and pertaining to a Stock Right, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Change of Control means the occurrence of any of the following events:

(i)	Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or
(ii)	Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring stockholder approval; or

Appendix C-1

(iii)	Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the effective date of the Plan, which is the date of its approval by the shareholders of the Company, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).
(iv)	“Change of Control” shall be interpreted, if applicable, in a manner, and limited to the extent necessary, so that it will not cause adverse tax consequences under Section 409A.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.1

Common Stock means shares of the Company’s common stock, $0.01 par value per share.

Company means Vringo, Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine. This value will be based on an external valuation in compliance with the applicable laws of the taxing jurisdiction.

1 The Committee should be comprised of “disinterested persons” as defined under Rule 16b-3 of the Exchange Act and “outside directors” as defined in Section 162(m) of the Code.

Appendix C-2

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this Vringo, Inc. 2012 Employee, Director and Consultant Equity Incentive Plan.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2. PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3. SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 21 mm shares of Common Stock and (ii) any shares of Common Stock that are represented by awards granted under the Company’s 2006 Stock Option Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after the date of the Plan approval by the shareholders of the Company, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of this Plan; provided, however, that no more than 1.5 mm shares shall be added to the Plan pursuant to subsection (ii).

(b) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company’s or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the

Appendix C-3

number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4. ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

(a) Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b) Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c) Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 4.0 mm Shares be granted to any Participant in any fiscal year;

(d) Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e) Amend any term or condition of any outstanding Stock Right, including, without limitation, to accelerate the vesting schedule or extend the expiration date up to eighteen months from termination date, provided that (i) such term or condition as amended is permitted by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code; and

(f) Adopt any appendices applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which appendices may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

5. ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right.

Appendix C-4

ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6. TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a) Non-Qualified Options:  Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)	Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option provided, that if the exercise price is less than Fair Market Value, the terms of such Option must comply with the requirements of Section 409A of the Code unless granted to a Consultant or to a non U.S. person as to whom Section 409A of the Code does not apply.
(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.
(iii)	Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.
(iv)	Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:
A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and
B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.
(v)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

Appendix C-5

(b) ISOs:  Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.
(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:
A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or
B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.
(iii)	Term of Option: For Participants who own:
A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or
B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.
(iv)	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7. TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

Appendix C-6

8. TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to affect the intent as described in this Paragraph 8.

9. EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c), and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

10. PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and2 having a Fair Market Value equal

2 If an employee uses previously owned shares to pay for a stock purchase and those shares have not been held by the employee for at least six months, the company will incur a variable accounting charge.

Appendix C-7

as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

11. RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

12. ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13. EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement and in no event later than eighteen months after the Participant’s termination of employment. In addition, the Administrator may extend the period in which the Participant is eligible to exercise any vested Options but in no event may an Option be exercised later than eighteen months after the Participant’s termination of employment,

(b) Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c) The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the

Appendix C-8

Participant’s Survivors may exercise the Option within eighteen months after the date of the Participant’s termination of service or twelve months in the case of an ISO, but in no event after the date of expiration of the term of the Option.

(d) Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e) A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(f) Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

14. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a) All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

15. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and
(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

Appendix C-9

(b) A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

(c) The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16. EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a) In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of death; and
(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

(b) If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

17. EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

18. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an Employee, director or Consultant), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all forfeiture

Appendix C-10

provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

19. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a) All Shares subject to any Stock Grant whether or not then subject to forfeiture or repurchase shall be immediately subject to repurchase by the Company at par value.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

20. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21. EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

22. PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

(a) The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in

Appendix C-11

substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b) At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

23. DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24. ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

(a) Stock Dividends and Stock Splits.  If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

(b) Corporate Transactions.  If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such vested Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes

Appendix C-12

of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

Notwithstanding the foregoing, in the event the Corporate Transaction also constitutes a Change of Control, then all Options outstanding on the date of the Corporate Transaction shall have vesting acceleration until the next vesting date, unless otherwise agreed upon with the Administrator.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 24(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c) Recapitalization or Reorganization.  In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d) Adjustments to Stock-Based Awards.  Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect of any, Corporate Transaction and Change of Control and, subject to Paragraph 4, its determination shall be conclusive.

(e) Modification of Options.  Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

Appendix C-13

25. ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26. FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27. CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28. WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

29. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

Appendix C-14

30. TERMINATION OF THE PLAN.

The Plan will terminate on the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

31. AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. In addition, if NYSE Amex amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” of equity compensation plans, then, from and after the effective date of such an amendment to such rules, no amendment of the Plan which (i) materially increases the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spin-off or similar transaction); (ii) materially increases the benefits to Participants, including any material change to: (a) permit a repricing (or decrease in exercise price) of outstanding Options, (b) reduce the price at which Shares or Options may be offered, or (c) extend the duration of the Plan; (iii) materially expands the class of Participants eligible to participate in the Plan; or (iv) expands the types of awards provided under the Plan shall become effective unless stockholder approval is obtained. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

32. EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33. GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

Appendix C-15

VRINGO, INC.

2012 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

APPENDIX A — ISRAEL

1.	NAME AND EFFECTIVE DATE
1.1	This Appendix A (the “Appendix”) to the Vringo, Inc. 2012 Employee, Director and Consultant Equity Incentive Plan (the “Plan”) shall apply only to individuals who are granted Stock Grants, Stock Rights or Options who are residents of the State of Israel for tax purposes, or are otherwise subject to taxation in Israel with respect to Options.
1.2	This Appendix shall be effective as of September 12, 2012.
2.	PURPOSE
2.1	This Appendix applies to Stock Grants, Stock Rights or Options granted to Israeli Participants under the Plan and such Stock Grants, Stock Rights and Options shall comply with Amendment no. 132 of the Israeli Tax Ordinance which is effective with respect to Options granted as of January 1, 2003 and may or may not contain such terms as will qualify such options for the special tax treatment under Section 102(b) of the Ordinance and the Rules (“102 Options”).
2.2	The purpose of this Appendix is to establish certain rules and limitations applicable to Stock Grants, Stock Rights and Options that may be granted under the Plan from time to time, in compliance with securities and other applicable laws currently in force in the State of Israel. Except as otherwise provided by this Appendix, all grants made pursuant to this Appendix shall be governed by the terms of the Plan.
3.	DEFINITIONS
3.1	Capitalized Terms not otherwise defined herein shall have the meanings assigned in the Plan. The following additional terms will apply to grants made pursuant to this Appendix:

“3(i) Stock Grants, Stock Rights or Option” means a Stock Grants, Stock Rights or an Option granted under the terms of Section 3(i) of the Ordinance to persons which do not qualify as “employees” under the provisions of Section 102.

“102(b) Track Election” means the right of the Company to prefer either the “Capital Track” (as set under Section 102(b)(2)), or the “Ordinary Income Track” (as set under Section 102(b)(1)), but subject to the provisions of Section 102(g) of the Ordinance.

“102(b) Stock Grant, Stock Right or an Option” means a Stock Grant, Stock Right or an Option intended to qualify, under the provisions of Section 102(b) of the Ordinance (including the Section 102(b) Choice of Track), as either:

(i)	“102(b)(2) Option” for the special tax treatments under the “Capital Track”, or
(ii)	“102(b)(1) Option” for the special tax treatments under the “Ordinary Income Track”.

“Affiliate” means any “employing company” within the meaning of Section 102 of the Ordinance which includes (i) any company which is a Controlling Person of the Company, or (ii) that the Company is a Controlling Person of such company, or (iii) that the Company and such company are controlled by the same Controlling Person, as such term may be amended from time to time.

“Controlling Person” shall have the meaning ascribed to such definition under Section 102 of the Ordinance, as may be amended from time to time.

“Employee” or “employee” for the purposes of Section 102 to the Ordinance shall mean a person who is employed by the Company or its Affiliates, including an officer and a director but excluding a Controlling Person, as such term may be amended from time to time under Section 102 of the Ordinance.

“Fair Market Value” Solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant the Company’s Shares are listed on any

Appendix C-16

established stock exchange or a national market system or if the Company’s Shares will be registered for trading within ninety (90) days following the date of grant of the 102(b)(2) Option, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company’s Shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be. In all other cases Fair Market Value shall be as defined in the Plan.

“Ordinance” means the Israeli Income Tax Ordinance (New Version), 5721-1961, and the rules, regulations, orders or procedures promulgated thereunder and any amendments thereto, including specifically the Rules, all as may be amended from time to time.

“Rights” means rights issued or distributed in respect of Shares issued pursuant to exercise of Stock Grants, Stock Rights or Options under the Appendix, including bonus shares but excluding cash dividends.

“Rules” means the Income Tax Rules (Tax Benefits in Share Issuances to Employees) 5763-2003.

“Unapproved 102 Options” means 102 Stock Grants, Stock Rights or Options granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

4.	DESIGNATION OF PARTICIPANTS

The persons eligible for participation under the Appendix as recipients of Stock Grants, Stock Rights or Options shall include any Employees (including officers), directors and consultants of the Company or of any Affiliate of the Company who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for the payment of tax. The grant of a Stock Grant, Stock Rights or Option hereunder shall neither entitle the recipient thereof to participate nor disqualify him from participating in, any other grant of Stock Grant, Stock Right or Options pursuant to the Appendix, the Plan or any other equity plan of the Company or any of its Affiliates. Notwithstanding the foregoing, no 102 Stock Grants, Stock Rights or Options shall be granted to any individual who is not an Employee of the Company or of an Affiliate of the Company, or which otherwise does not qualify as an “employee” under Section 102(a) to the Ordinance. 3(i) Options may be granted only to non-Employees.

5.	DESIGNATION OF OPTIONS PURSUANT TO SECTION 102
5.1	The Company may designate Stock Grants, Stock Rights or Options granted to Employees pursuant to Section 102 of the Ordinance as Unapproved 102 Options or 102(b) Options.
5.2	The grant of 102(b) Stock Grants, Stock Rights or Options shall be made under this Appendix and shall be conditioned upon the approval of this Appendix by the Israeli Tax Authorities (the “ITA”).
5.3	102(b) Stock Grants, Stock Rights or Options may either be classified as 102(b)(2) Stock Grants, Stock Rights or Options under the capital gain tax Track or 102(b)(1) Stock Grants, Stock or Options under the Ordinary Income Track.
5.4	The Company’s election of the type of 102(b) Stock Grants, Stock Rights or Options as 102(b)(2) Stock Grants, Stock or Options or 102(b)(1) Stock Grants, Stock Rights or Options granted to Employees (the “Election”), shall be appropriately filed with the ITA before the date of grant of 102(b) Stock Grants, Stock Rights or Options. Such Election shall become effective beginning the first date of grant of 102(b) Option under this Appendix and shall remain in effect at least until the end of the year following the year during which the Company first granted 102(b) Stock Grants, Stock Rights or Options or such other period as shall be determined from time to time under Section 102 of the Ordinance and the Rules, regulation and orders promulgated thereunder. The Election shall obligate the Company to grant only the type of 102(b) Stock Grants, Stock Rights or Option it has elected, and shall apply to all Participants who were granted 102(b) Options during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 tock Grants, Stock Rights or Option simultaneously.
5.5	All 102(b) Stock Grants, Stock Rights or Options must be held in trust by a Trustee, as described in Section 6 below.

Appendix C-17

5.6	For the avoidance of doubt, the designation of Unapproved 102 Options and 102(b) Stock Grants, Stock Rights or Options shall be subject to the terms and conditions set forth in Section 102 of the Ordinance and Rules, regulations and orders promulgated thereunder.
5.7	With regards to 102(b) Stock Grants, Stock Rights or Options, the provisions of the Appendix and/or the Option Agreement shall be subject to the provisions of Section 102 of the Ordinance and the Tax Assessing Officer’s permit, and the said provisions and permit shall be deemed an integral part of the Plan, the Appendix and of the Option Agreement. Any provision of Section 102 of the Ordinance and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102 of the Ordinance, which is not expressly specified in the Plan, Appendix or the Option Agreement, shall be considered binding upon the Company and the Participants.
6.	TRUSTEE
6.1	The 102(b) Stock Grants, Stock Rights or Options which shall be granted to Participants and/or any Shares issued upon exercise of such 102(b) Stock Grants, Stock Rights or Options and/or any other shares received subsequently following any realization of rights resulting from a 102(b) Stock Grants, Stock Rights or Option or Rights resulting from Shares issued upon exercise of a 102(b) Option, including without limitation bonus shares, shall be allocated or issued to a trustee nominated by the Board of Directors or the Administrator, as required by law, and approved in accordance with the provisions of Section 102 of the Ordinance (the “Trustee”) for such period of time, at least the minimum period required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder. The Board of Directors or the Administrator, as applicable, shall determine and approve the terms of engagement of the Trustee, and shall be authorized to designate from time to time a new Trustee and replace either of them at its sole discretion, and in the event of replacement of any existing Trustee, to instruct the transfer of all 102(b) Stock Grants, Stock Rights or Options and Shares held by such Trustee at such time to its successor. The Trustee will hold such 102(b) Stock Grants, Stock Rights or Options or Shares resulting from the exercise thereof in accordance with the provisions of the Ordinance and the Rules promulgated thereunder, the trust agreement and any other instructions the Board of Directors or the Administrator, as applicable, may issue to him/it from time to time (so long as they do not contradict the Ordinance and the Rules promulgated thereunder). Thereafter, the Trustee will transfer the 102(b) Stock Grants, Stock Rights or Options or the Shares, as the case may be, to the Participants upon his/her demand, subject to any deduction or withholding of taxes required under the Ordinance, the Rules or any other applicable law. In the case the requirements for Approved 102 Options are not met, then the Approved 102 Stock Grants, Stock Rights or Options may be regarded as Unapproved 102 Options, all in accordance with the provisions of Section 102.
6.2	Anything to the contrary notwithstanding, the Trustee shall not release any 102(b) Options which were not already exercised into Shares by the Participant or release any Shares issued upon exercise of such 102(b) Stock Grants, Stock Rights or Options prior to the full payment of the Participant’s tax liabilities arising from such 102(b) Stock Grants, Stock Rights or Options which were granted to him and/or any Shares issued upon exercise of such 102(b) Stock Grants, Stock Rights or Options.
6.3	Upon receipt of a 102(b) Stock Grants, Stock Rights or Option, the Participant will sign the Stock Grants, Stock Rights or Option Agreement or an applicable option award which shall be deemed as the Participant’s undertaking to exempt the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan and the Appendix, or any 102(b) Stock Grants, Stock Rights or Option or Share granted to him thereunder.
6.4	Subject to applicable law, the Board of Directors or the Administrator shall be entitled to revise, amend or replace the terms of the trust agreement with the Trustee, to the extent that same (i) do not adversely affect any rights of a Participant under any valid and outstanding 102(b) Stock Grants, Stock Rights or Option, which are expressly provided for in this Appendix or the respective Option Agreement with such Participant, or is (ii) necessary or desirable in the light of any change or replacement of Section 102 of the Ordinance.

Appendix C-18

6.5	Any and all Rights with respect to a 102(b) Stock Grants, Stock Rights or Option shall be issued or distributed, as the case may be, to the Trustee and held thereby. Such Rights will not be sold or transferred until the lapse of the minimum period permitted by applicable law, and such Rights shall be subject to the taxation track which is applicable to such Shares issued pursuant to the exercise of a 102(b) Stock Grants, Stock Rights or Option hereunder. Notwithstanding the aforesaid, Shares issued pursuant to the exercise of 102(b) Stock Grants, Stock Rights or Options hereunder or Rights may be sold or transferred, and the Trustee may release such Shares issued pursuant to the exercise of 102(b) Stock Grants, Stock Rights or Options hereunder (or the applicable option award) or Rights from trust, prior to the lapse of the transferred until the lapse of the minimum period permitted by applicable law.
6.6	During the period in which Shares, issued to the Trustee on behalf of a Participant upon exercise of a 102(b) Stock Grants, Stock Rights or Option, are held by the Trustee, the cash dividends paid with respect thereto shall be paid directly to the Participant; all subject to the provisions of applicable law including in particular the provisions of Section 102 and the rules, regulations or orders promulgated thereunder and Section 6.2 above.
6.7	As long as Shares are held by the Trustee in favor of the Participant, then all rights the last possesses over the Shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.
7.	SHARES RESERVED FOR THE PLAN; RESTRICTION THEREON
7.1	Each Stock Grant, Stock Right or Option granted pursuant to this Appendix, shall be evidenced by an Option Agreement between the Company and the Participant, in such form as the Board of Directors or the Administrator, as applicable, shall from time to time approve. Each Stock Grants, Stock Rights or Option Agreement shall state a number of the Shares to which the Option relates and the type of Stock Grants, Stock Rights or Option granted thereunder (whether a 102(b)(1) Stock Grants, Stock Rights or Option, 102(b)(2) Stock Grants, Stock Rights or Option, Other 102 Stock Grants, Stock Rights or Option, or a 3(i) Stock Grants, Stock Rights or Option, the purchase price per Share and the vesting schedule to which such Stock Grants, Stock Rights or Option shall become exercisable. Stock Grants, Stock Rights or Options may be granted at any time after this Appendix has been approved by the Company, subject to any further approval or consent required under Section 102 of the Ordinance or the Rules, in case of 102(b) Stock Grants, Stock Rights or Options, and other applicable law.
7.3	Each Stock Grants, Stock Rights or Option Agreement evidencing 102(b) Stock Grants, Stock Rights or Options shall include (i) an approval and acknowledgment by the Participant of the agreement of the Company with the Trustee (as may be amended from time to time), (ii) a declaration that the Participant is familiar with the provisions of Section 102 and the “Capital Track” (if applicable) and (iii) an undertaking not to sell or transfer the Stock Grants, Stock Rights or Options and/or the Shares issued pursuant to the exercise of Stock Grants, Stock Rights or Options prior to the lapse of the period in which the Stock Grants, Stock Rights or Options and/or such Shares are held in trust, unless the Participant pays all taxes, which may arise in connection with such sale and/or transfer (as provided in Section 6.5 above).
8.	AMENDMENTS OR TERMINATION
8.1	The Board of Directors or the Administrator, as required by law, may, at any time and from time to time, amend, alter or discontinue this Appendix, except that no amendment or alteration shall be made which would impair the rights of the holder of any share and/or Stock Grants, Stock Rights or Option granted, if and to the extent such rights are specifically set forth under the applicable Stock Grants, Stock Rights or Option Agreement, without such Participant's written consent.
9.	GOVERNMENT REGULATION

This Appendix and the granting and exercise of Stock Grants, Stock Rights or Options hereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules and regulations of the State of Israel and of the United States, if applicable, and to such approvals by any governmental agencies as may be required.

Appendix C-19

10.	CONTINUANCE OF EMPLOYMENT OR HIRED SERVICES

Neither the Plan nor the Stock Grants, Stock Rights or Option Agreement with the Participant shall impose any obligation on the Company or an Affiliate thereof, to continue any Participant in its employ, or the hiring by the Company of the Participant’s services and nothing in the Plan or in any Stock Grants, Stock Rights or Option granted pursuant thereto shall confer upon any Participant any right to continue in the employ or service of the Company or an Affiliate thereof or restrict the right of the Company or an Affiliate thereof to terminate such employment or service hiring at any time.

11.	TAX CONSEQUENCES
11.1	To the extent permitted by applicable law, any tax consequences arising from the grant or exercise of any Stock Grants, Stock Rights or Option, from the payment for Shares covered thereby or from any other event or act (of the Company, its Affiliates, the Trustee or the Participant), hereunder, shall be borne solely by the Participant. The Company and/or the Trustee (where applicable) shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including the withholding of taxes at source. Furthermore, the Participant shall agree to indemnify the Company and the Trustee (where applicable) and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant.
11.2	The Board of Directors, the Administrator and/or the Trustee shall not be required to release any Share certificate, issued upon exercise of Stock Grants, Stock Rights or Option, to a Participant, until all required payments have been fully made.
11.3	Notwithstanding anything herein to the contrary, this Appendix shall be governed by the provisions of the Ordinance, the rules promulgated thereunder, and any other applicable Israeli laws.
11.4	Following the grant of Stock Grants, Stock Rights or Options under this Appendix and in any case in which the Participant shall stop being considered as an “Israeli Resident”, as defined in the Ordinance, the Company may, if and to the extent the Ordinance and/or the rules promulgated thereunder shall impose such obligation on the Company, to withhold all applicable taxes from the Participant, to remit the amount withheld to the appropriate Israeli tax authorities and to report to such Participant the amount so withheld and paid to said tax authorities.

* * *

Appendix C-20

APPENDIX D

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M95966-P69413

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VRINGO, INC.

The Board of Directors recommends you vote FOR the following:	**For All**	**Withhold All**	**For All Except**
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Andrew D. Perlman
02) John Engelman
03) Ashley C. Keller
04) H. Van Sinclair
05) Noel J. Spiegel
06) Donald E. Stout

NOTE: The proxies are authorized to vote on all such matters as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Appendix D-1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 2014 Annual Report are available at www.proxyvote.com.

M95967-P69413

VRINGO, INC.
Annual Meeting of Stockholders
November 16, 2015, 11:00 AM, EST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VRINGO, INC.

The undersigned stockholder of Vringo, Inc., a Delaware corporation (the "Company"), hereby appoints Andrew D. Perlman and Anastasia Nyrkovskaya, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, all of the shares of common stock of the Company which the undersigned is entitled to vote, on all matters that may properly come before the Annual Meeting of Stockholders of the Company to be held on November 16, 2015, at 11:00 am, EST, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., the Chrysler Center, 666 Third Avenue, New York, New York 10017, and at any adjournment or postponement thereof.

The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES NAMED HEREIN AND "FOR" PROPOSALS 2, 3, 4, 5, 6, 7 AND 8.

Continued and to be signed on reverse side

Appendix D-2